                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
          PERFORMANCE OF A $10,000 INVESTMENT       4
                            RETURN HIGHLIGHTS       5

                        PORTFOLIO AT A GLANCE
                             TOP TEN HOLDINGS       6
                          TOP FIVE INDUSTRIES       6
             Q&A WITH YOUR PORTFOLIO MANAGERS       7
                            GLOSSARY OF TERMS      11

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      12
                         FINANCIAL STATEMENTS      15
                NOTES TO FINANCIAL STATEMENTS      21
               REPORT OF INDEPENDENT AUDITORS      27
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      28
              TRUSTEE AND OFFICER INFORMATION      29

You have a time-tested partner in Van Kampen.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
September 20, 2002

Dear Shareholder,

Due to events in the markets and the well-publicized controversies surrounding certain companies, the recent months have been challenging for many investors.

Against this backdrop, you may be re-evaluating your investments. In this regard, your financial advisor is a particularly valuable resource. Your advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon.

You also have a time-tested partner in Van Kampen. With roots extending to 1927, our legacy spans other market downturns and periods of uncertainty. While the causes of turbulence have changed, our generations of experience have taught us the enduring value of patience, discipline and long-term focus.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
THE STRENGTH OF THE ECONOMY'S APPARENT, YET FRAGILE, RECOVERY GARNERED CONSIDERABLE ATTENTION THROUGHOUT THE REPORTING PERIOD. WEAK SECOND-QUARTER GROWTH, FOLLOWED BY ANECDOTAL EVIDENCE OF A MID-SUMMER ECONOMIC PERFORMANCE THAT WAS BELOW EXPECTATIONS, LEFT MANY WONDERING WHETHER THE THIRD QUARTER WOULD RECORD ANY POSITIVE PROGRESS. AS SUCH, AUGUST'S POSITIVE DEVELOPMENTS--IMPROVED CORPORATE PROFITS, STRONG RETAIL SALES, AND MODEST EMPLOYMENT GAINS--HELPED DOWNPLAY SUCH CONCERNS.

CONSUMER SPENDING REMAINED UNEXPECTEDLY STRONG THROUGHOUT THE REPORTING PERIOD, BOLSTERED BY 0-PERCENT FINANCING DEALS OFFERED BY AUTO MANUFACTURERS AND HISTORICALLY LOW MORTGAGE RATES THAT SPARKED ANOTHER SURGE IN HOME MORTGAGE REFINANCING. IN CONTRAST, BUSINESS SPENDING REMAINED AT SUBDUED, ALBEIT GRADUALLY GROWING LEVELS. BUT THE ONGOING CONCERN OF WAR WITH IRAQ AND SLOW JOB GROWTH COMBINED TO DRAG CONSUMER CONFIDENCE BACK TO LEVELS WITNESSED IN THE FOURTH QUARTER OF 2001.

AGAINST THIS BACKDROP, THE FED TOOK A WAIT-AND-SEE APPROACH AND LEFT ITS INTEREST RATE TARGET FOR FEDERAL FUNDS AT 1.75 PERCENT. HOWEVER, DURING ITS REGULARLY SCHEDULED AUGUST 12 MEETING, THE FED SHIFTED ITS BIAS FROM ECONOMIC NEUTRALITY TO CONCERN OVER POTENTIAL ECONOMIC WEAKNESS. THIS POLICY SHIFT ONLY REINFORCED INVESTORS' CONCERNS ABOUT SLOW GROWTH.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(June 30, 2000--June 30, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Jun 00                                                                            4.80%
Sep 00                                                                            0.60%
Dec 00                                                                            1.10%
Mar 01                                                                           -0.60%
Jun 01                                                                           -1.60%
Sep 01                                                                           -0.30%
Dec 01                                                                            2.70%
Mar 02                                                                            5.00%
Jun 02                                                                            1.30%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(August 31, 2000--August 31, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Aug 00                                                                      6.50%                             3.40%
                                                                            6.50%                             3.50%
                                                                            6.50%                             3.40%
Nov 00                                                                      6.50%                             3.40%
                                                                            6.50%                             3.40%
                                                                            5.50%                             3.70%
Feb 01                                                                      5.50%                             3.50%
                                                                            5.00%                             2.90%
                                                                            4.50%                             3.30%
May 01                                                                      4.00%                             3.60%
                                                                            3.75%                             3.20%
                                                                            3.75%                             2.70%
Aug 01                                                                      3.50%                             2.70%
                                                                            3.00%                             2.60%
                                                                            2.50%                             2.10%
Nov 01                                                                      2.00%                             1.90%
                                                                            1.75%                             1.60%
                                                                            1.75%                             1.10%
Feb 02                                                                      1.75%                             1.10%
                                                                            1.75%                             1.50%
                                                                            1.75%                             1.60%
May 02                                                                      1.75%                             1.20%
                                                                            1.75%                             1.10%
                                                                            1.75%                             1.50%
Aug 02                                                                      1.75%                             1.80%

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT

(July 26, 1999--August 31, 2002)

 [INVESTMENT PERFORMANCE GRAPH]

                                                                                                PACIFIC STOCK EXCHANGE TECHNOLOGY
                                                                                                INDEX IS AN UNMANAGED INDEX THAT
                                                                                                 MEASURES THE PERFORMANCE OF 100
                                                                                                    TECHNOLOGY STOCKS FROM 15
                                                                     TECHNOLOGY FUND                   INDUSTRIAL GROUPS.*
                                                                     ---------------            ---------------------------------
7/26/99                                                                   9425.00                           10000.00
                                                                          9595.00                           10269.00
                                                                         10528.00                           10796.00
                                                                         10867.00                           10809.00
                                                                         12545.00                           11445.00
                                                                         14892.00                           13094.00
12/99                                                                    19274.00                           16741.00
                                                                         19406.00                           16378.00
                                                                         26984.00                           20114.00
                                                                         24298.00                           20012.00
                                                                         20961.00                           18738.00
                                                                         18209.00                           17130.00
6/00                                                                     21593.00                           18969.00
                                                                         20839.00                           17694.00
                                                                         25259.00                           20156.00
                                                                         24081.00                           17890.00
                                                                         20057.00                           16732.00
                                                                         13648.00                           13985.00
12/00                                                                    14260.00                           14026.00
                                                                         13497.00                           15807.00
                                                                          8379.00                           12922.00
                                                                          6607.00                           11404.00
                                                                          7719.00                           13260.00
                                                                          7003.00                           12779.00
6/01                                                                      6795.00                           12499.00
                                                                          5928.00                           11848.00
                                                                          5174.00                           10893.00
                                                                          3761.00                            8908.00
                                                                          4383.00                           10313.00
                                                                          5052.00                           11707.00
12/01                                                                     5061.00                           11839.00
                                                                          5052.00                           11780.00
                                                                          4307.00                           10816.00
                                                                          4910.00                           11801.00
                                                                          4317.00                           10428.00
                                                                          3959.00                           10007.00
                                                                          3393.00                            8845.00
                                                                          2950.00                            7810.00
8/02                                                                      2733.00                            7709.00

This chart compares your fund's performance to that of the Pacific Stock Exchange Technology Index over time.

This index is an unmanaged broad-based, statistical composite and its performance does not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for Class A shares) and combined Rule 12b-1 fees and service fees of up to 0.25 percent. The performance above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
* Bloomberg

RETURN HIGHLIGHTS

(as of August 31, 2002)

                                       A SHARES        B SHARES   C SHARES
------------------------------------------------------------------------------
One-year total return based on
NAV(1)                                  -47.18%         -47.69%    -47.69%
------------------------------------------------------------------------------
One-year total return(2)                -50.17%         -50.30%    -48.21%
------------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                               -34.20%         -34.00%    -33.46%
------------------------------------------------------------------------------
Commencement date                      07/26/99        07/26/99   07/26/99
------------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

              PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS*

(as a percentage of long-term investments--August 31, 2002)


1.   CISCO SYSTEMS               6.2%
     Provides solutions that connect
     computing devices and computer
     networks.

2.   EBAY                        5.8%
     Operates a fully automated Internet
     auction service.

3.   KLA-TENCOR                  4.9%
     Develops quality control components
     and software for semiconductor
     manufacturers.

4.   APPLIED MATERIALS           4.6%
     Develops complex equipment for
     semiconductor manufacturers.

5.   MICROSOFT                   4.6%
     Develops and supports a range of
     software products.

6.   MAXIM INTEGRATED PRODUCTS   4.5%
     Develops integrated circuits for
     computers and communications
     equipment.

7.   LINEAR TECHNOLOGY           4.2%
     Manufactures integrated circuits for
     products including cellular phones,
     computers and satellites.

8.   NOVELLUS SYSTEMS            3.7%
     Develops systems used in the
     manufacture of semiconductors and
     integrated circuits.

9.   ELECTRONIC ARTS             3.6%
     Develops video games for computers
     and game consoles.

10.  QLOGIC                      3.1%
     Makes integrated circuits and adapter
     boards that connect peripheral
     devices to computers.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments)

 [BAR GRAPH]

                                                                      AUGUST 31, 2002                    AUGUST 31, 2001
                                                                      ---------------                    ---------------
Semiconductors                                                             24.10%                             25.00%
Semiconductor Equipment                                                    19.40%                             25.60%
Networking Equipment                                                        8.40%                              5.60%
Application Software                                                        8.00%                             11.50%
Internet Retail                                                             7.80%                              3.30%


* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN TECHNOLOGY FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED AUGUST 31, 2002. THE PORTFOLIO IS MANAGED BY THE ADVISER'S MULTI-CAP GROWTH TEAM. CURRENT MEMBERS OF THE TEAM(1) INCLUDE MANAGING DIRECTOR GARY LEWIS; EXECUTIVE DIRECTORS DAVID WALKER, JANET LUBY, AND DUDLEY BRICKHOUSE; AND VICE PRESIDENT MATTHEW HART. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

[PHOTO]            [PHOTO]           [PHOTO]           [PHOTO]           [PHOTO]

(1) Team members may change without notice at any time.

Q   HOW DID THE FUND PERFORM
    DURING THE PERIOD?

A   In a continued unfriendly
environment for technology stocks, the fund returned -47.18 percent for the 12 months ended August 31, 2002. Performance information reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to
0.25 percent and excluding the maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Pacific Stock Exchange (PSE) Technology Index returned -29.06 percent during the same time period. The PSE Technology Index is an unmanaged index that measures the performance of 100 technology stocks from 15 industrial groups. Index returns do not include sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 5.

    At times during the reporting period--such as late 2001 and early 2002--the fund's holdings were strong performers. At other times--including September 2001 and the recent summer--the fund's investments lagged the overall technology sector. Unfortunately, these weak stretches overwhelmed the strong ones, leading to the fund's relative underperformance over the past 12 months.

Q   THE LAST YEAR HAS BEEN A
    CHALLENGING TIME FOR TECHNOLOGY INVESTING. WHAT MADE IT SO CHALLENGING?

A   While almost all stocks performed
poorly during the period, technology and other growth-oriented investments were particularly out of favor. With the economy struggling, most companies saw their profits stagnate. In this environment, corporations continued to limit spending on new technologies. Most technology companies, facing weak demand for their products, saw their stock price fall further, even as signs of an economic rebound appeared on the horizon.

Q   WHAT WAS YOUR APPROACH
    TO MANAGING THE FUND DURING THE PERIOD?

A   Our fund management approach
stays consistent regardless of market conditions--we seek stocks with rising earnings expectations and rising valuations. Given how unpredictable the stock market was during the period, however, we took extra steps to manage investment risk. For example, we used a discounted cash flow model to calculate stocks' intrinsic value. We believed that such a model would help the fund avoid holding on to securities for too long or buying stocks at an overly expensive price.

    We also looked to manage risk by increasing fund diversification. This approach included investing in more stocks, limiting how much the fund invested in individual economic sectors and increasing the fund's holdings in the health-care sector. Finally, we sought to invest in more large-cap technology names, which historically have been less volatile than their smaller-cap counterparts.

Q   WHICH OF THE FUND'S
    HOLDINGS PERFORMED WELL DURING THE PERIOD?

A   The fund enjoyed strong
performance from its investment in eBay, the popular online auction service and one of the few "dot-coms" to survive the recent collapse in Internet stock prices. eBay has recently begun to replicate its success in Europe and Asia and has also successfully expanded into new product categories, such as automobiles. It also has become a new sales distribution channel for major companies wanting to augment online revenues. Dell, the world's largest direct-sale computer maker, was another successful holding for the fund. Despite the pronounced slowdown in the computer industry, Dell continued to perform extremely well and even increased its market share and profitability in the period. We believe this well-managed company has also identified a future source of potential growth--storage systems for small- and medium-sized enterprises--that its competitors so far have been unable to exploit.

    Keep in mind that not all stocks in the fund performed as favorably, nor is there any guarantee that these stocks will perform as well or will be held in the fund in the future. For additional fund highlights, please refer to page 6.

Q   WHAT WERE SOME OF THE FUND'S
    BIGGEST DETRACTORS?

A   Midway through the reporting
period, semiconductor-related stocks began performing well for the first time in several years. Unfortunately, the apparent recovery was short lived, and what had been a bright spot for the fund turned into a series of disappointments. One such poor performer was Nvidia, a maker of graphics chips. In 2001, Nvidia was a highly successful stock for the fund, thanks to the company's relationship with Microsoft to supply needed hardware for the new Xbox gaming system. During 2002, however, Nvidia's fortunes waned. The company faced increased competition, slowing revenues, and a Securities and Exchange Commission investigation into the company's accounting practices. Consistent with our discipline, we sold the fund's holdings.

    The fund's position in Taiwan Semiconductor Manufacturing Company, the largest contract manufacturer of semiconductors, also hampered performance. The company was a strong performer throughout much of the reporting period, but it then reported weak earnings, which sent its stock price tumbling.

    Another disappointment was Emulex, a manufacturer of peripherals that allow companies to access large amounts of stored data. The company's stock was hard hit by the merger of Hewlett-Packard and Compaq. Compaq was one of Emulex's largest customers, so investors were uncertain about how the merger would affect future results.

    Siebel Systems also declined during the period. Siebel develops software to automate companies' sales and customer service departments. With businesses continuing to limit their technology spending, Siebel encountered weaker-than-expected demand for its products.

Q   WHAT IS YOUR OUTLOOK FOR
    THE TECHNOLOGY SECTOR?

A   We're reasonably optimistic. It's
been a number of years since businesses last upgraded their technology equipment, and we believe that such a situation will not continue much longer. We believe it will eventually become more cost-effective for businesses to upgrade systems than keep supporting outdated technologies. Also, ongoing advances in Web, gaming, semiconductor and other technologies will allow business and home users to do more things more quickly than ever before. We're hopeful that stock prices may once again reflect this technological progress.

    To manage the stock market's recent volatility, we'll continue to monitor the economy and adjust the fund's risk exposure as needed. For example, we may increase the number of the fund's holdings if economic conditions deteriorate, and we may adopt a more aggressive stance if the economy improves further.

    The past 12 months have been difficult for shareholders. Investing styles go in and out of favor, and, unfortunately, our style of growth investing was out of favor during the past year. Nevertheless, we believe that the best approach is to stick to our investment discipline and buy stocks with rising earnings expectations and rising valuations.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings called Class A, Class B and Class C shares, each with varying fees and sales charges.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

MARKET CAPITALIZATION: The size of a company, as measured by the value of its issued and outstanding stock.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

VALUATION: The estimated or determined worth of securities such as stocks, bonds or other investments. Such an estimation or determination is based on various financial measures, including the security's current price relative to earnings, revenue, book value and cash flow.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

August 31, 2002
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
DESCRIPTION                                                    SHARES        VALUE
COMMON STOCKS  97.9%
AEROSPACE & DEFENSE  1.8%
Alliant Techsystems, Inc. (a)...............................     25,000   $  1,705,500
Lockheed Martin Corp. ......................................     50,000      3,166,000
                                                                          ------------
                                                                             4,871,500
                                                                          ------------
APPLICATION SOFTWARE  7.9%
Activision, Inc. (a)........................................     75,000      2,090,250
Electronic Arts, Inc. (a)...................................    150,000      9,489,000
Intuit, Inc. (a)............................................     35,000      1,562,050
Mercury Interactive Corp. (a)...............................    325,000      8,258,250
                                                                          ------------
                                                                            21,399,550
                                                                          ------------
BIOTECHNOLOGY  3.2%
Amgen, Inc. (a).............................................    125,000      5,628,750
IDEC Pharmaceuticals Corp. (a)..............................     75,000      3,013,500
                                                                          ------------
                                                                             8,642,250
                                                                          ------------
COMPUTER HARDWARE  2.4%
Dell Computer Corp. (a).....................................    250,000      6,652,500
                                                                          ------------

COMPUTER STORAGE & PERIPHERALS  1.0%
EMC Corp. (a)...............................................    400,000      2,704,000
                                                                          ------------

DATA PROCESSING SERVICES  1.6%
First Data Corp. ...........................................    125,000      4,343,750
                                                                          ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS  4.7%
Celestica, Inc. (Canada) (a)................................    125,000      2,871,250
Flextronics International Ltd. (Singapore) (a)..............    150,000      1,420,500
QLogic Corp. (a)............................................    250,000      8,387,500
                                                                          ------------
                                                                            12,679,250
                                                                          ------------
HEALTH CARE EQUIPMENT  2.4%
Boston Scientific Corp. (a).................................    100,000      2,915,000
St. Jude Medical, Inc. (a)..................................    100,000      3,721,000
                                                                          ------------
                                                                             6,636,000
                                                                          ------------
HEALTH CARE FACILITIES  1.3%
Tenet Healthcare Corp. (a)..................................     75,000      3,537,750
                                                                          ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2002

                                                                             MARKET
DESCRIPTION                                                    SHARES        VALUE
INDUSTRIAL CONGLOMERATES  0.7%
3M Co. .....................................................     15,000   $  1,874,250
                                                                          ------------

INTERNET RETAIL  7.6%
Amazon.com, Inc. (a)........................................    350,000      5,229,000
eBay, Inc. (a)..............................................    275,000     15,562,250
                                                                          ------------
                                                                            20,791,250
                                                                          ------------
MANAGED HEALTH CARE  1.0%
WellPoint Health Networks, Inc. (a).........................     35,000      2,602,950
                                                                          ------------

NETWORKING EQUIPMENT  8.2%
Brocade Communications Systems, Inc. (a)....................    400,000      5,788,000
Cisco Systems, Inc. (a).....................................  1,200,000     16,584,000
                                                                          ------------
                                                                            22,372,000
                                                                          ------------
PHARMACEUTICALS  2.9%
Forest Laboratories, Inc. (a)...............................     25,000      1,825,000
NPS Pharmaceuticals, Inc. (a)...............................     75,000      1,516,500
Pfizer, Inc. ...............................................    100,000      3,308,000
Scios, Inc. (a).............................................     50,000      1,203,000
                                                                          ------------
                                                                             7,852,500
                                                                          ------------
SEMICONDUCTOR EQUIPMENT  19.0%
Applied Materials, Inc. (a).................................    925,000     12,358,000
Cymer, Inc. (a).............................................    200,000      4,840,000
Integrated Circuit Systems, Inc. (a)........................    150,000      2,674,500
KLA-Tencor Corp. (a)........................................    400,000     13,148,000
Lam Research Corp. (a)......................................    650,000      7,559,500
Novellus Systems, Inc. (a)..................................    400,000      9,784,000
Teradyne, Inc. (a)..........................................    100,000      1,265,000
                                                                          ------------
                                                                            51,629,000
                                                                          ------------
SEMICONDUCTORS  23.5%
Broadcom Corp. (a)..........................................    400,000      6,596,000
Intel Corp. ................................................    300,000      5,001,000
Linear Technology Corp. ....................................    425,000     11,143,500
Marvell Technology Group Ltd. (Bermuda) (a).................    350,000      6,671,000
Maxim Integrated Products, Inc. (a).........................    375,000     11,853,750
Microchip Technology, Inc. (a)..............................    300,000      6,315,000
Micron Technology, Inc. (a).................................    300,000      5,175,000
Silicon Laboratories, Inc. (a)..............................    100,000      2,259,000
Texas Instruments, Inc. ....................................    325,000      6,402,500
Zoran Corp. (a).............................................    200,000      2,634,000
                                                                          ------------
                                                                            64,050,750
                                                                          ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2002

                                                                             MARKET
DESCRIPTION                                                    SHARES        VALUE
SYSTEMS SOFTWARE  7.4%
Microsoft Corp. (a).........................................    250,000   $ 12,270,000
NetScreen Technologies, Inc. (a)............................     75,000        894,750
Oracle Corp. (a)............................................    300,000      2,877,000
VERITAS Software Corp. (a)..................................    250,000      4,047,500
                                                                          ------------
                                                                            20,089,250
                                                                          ------------
TELECOMMUNICATIONS EQUIPMENT  1.3%
Motorola, Inc. .............................................    300,000      3,600,000
                                                                          ------------

TOTAL LONG-TERM INVESTMENTS  97.9%
  (Cost $354,451,822)..................................................    266,328,500

REPURCHASE AGREEMENT  1.6%
UBS Securities ($4,479,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 08/30/02, to be sold on
  09/03/02 at $4,479,906) (Cost $4,479,000)............................      4,479,000
                                                                          ------------

TOTAL INVESTMENTS  99.5%
  (Cost $358,930,822)..................................................    270,807,500

OTHER ASSETS IN EXCESS OF LIABILITIES  0.5%............................      1,308,661
                                                                          ------------

NET ASSETS  100.0%.....................................................   $272,116,161
                                                                          ============

(a) Non-income producing security as this stock currently does not declare dividends.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
August 31, 2002

ASSETS:
Total Investments (Cost $358,930,822).......................  $   270,807,500
Cash........................................................              421
Receivables:
  Investments Sold..........................................        7,778,763
  Fund Shares Sold..........................................          300,889
  Dividends.................................................           27,800
  Interest..................................................              453
Other.......................................................           50,731
                                                              ---------------
    Total Assets............................................      278,966,557
                                                              ---------------
LIABILITIES:
Payables:
  Investments Purchased.....................................        4,609,548
  Distributor and Affiliates................................          849,860
  Fund Shares Repurchased...................................          565,772
  Investment Advisory Fee...................................          217,309
Accrued Expenses............................................          567,574
Trustees' Deferred Compensation and Retirement Plans........           40,333
                                                              ---------------
    Total Liabilities.......................................        6,850,396
                                                              ---------------
NET ASSETS..................................................  $   272,116,161
                                                              ---------------
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $ 1,967,913,422
Accumulated Net Investment Loss.............................          (38,224)
Net Unrealized Depreciation.................................      (88,123,322)
Accumulated Net Realized Loss...............................   (1,607,635,715)
                                                              ---------------
NET ASSETS..................................................  $   272,116,161
                                                              ===============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $103,541,557 and 35,706,610 shares of
    beneficial interest issued and outstanding).............  $          2.90
    Maximum sales charge (5.75%* of offering price).........              .18
                                                              ---------------
    Maximum offering price to public........................  $          3.08
                                                              ===============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $133,827,657 and 47,251,798 shares of
    beneficial interest issued and outstanding).............  $          2.83
                                                              ===============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $34,746,947 and 12,269,551 shares of
    beneficial interest issued and outstanding).............  $          2.83
                                                              ===============

* On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended August 31, 2002

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $29,207).....  $     207,134
Interest....................................................        128,087
                                                              -------------
    Total Income............................................        335,221
                                                              -------------
EXPENSES:
Shareholder Services........................................      4,899,478
Investment Advisory Fee.....................................      4,081,191
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $400,664, $2,308,691 and $617,929,
  respectively).............................................      3,327,284
Custody.....................................................         62,160
Legal.......................................................         46,274
Trustees' Fees and Related Expenses.........................         16,293
Other.......................................................        679,876
                                                              -------------
    Total Expenses..........................................     13,112,556
    Less Credits Earned on Cash Balances....................         16,852
                                                              -------------
    Net Expenses............................................     13,095,704
                                                              -------------
NET INVESTMENT LOSS.........................................  $ (12,760,483)
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(183,629,834)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    (33,139,768)
  End of the Period.........................................    (88,123,322)
                                                              -------------
Net Unrealized Depreciation During the Period...............    (54,983,554)
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $(238,613,388)
                                                              =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(251,373,871)
                                                              =============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets

                                                       YEAR ENDED         YEAR ENDED
                                                     AUGUST 31, 2002    AUGUST 31, 2001
                                                     ----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss.................................  $ (12,760,483)    $   (26,855,477)
Net Realized Loss...................................   (183,629,834)     (1,301,039,949)
Net Unrealized Depreciation During the Period.......    (54,983,554)       (996,595,126)
                                                      -------------     ---------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................   (251,373,871)     (2,324,490,552)
                                                      -------------     ---------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...........................    142,260,287         537,894,458
Cost of Shares Repurchased..........................   (186,278,473)       (428,877,193)
                                                      -------------     ---------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS......................................    (44,018,186)        109,017,265
                                                      -------------     ---------------
TOTAL DECREASE IN NET ASSETS........................   (295,392,057)     (2,215,473,287)
NET ASSETS:
Beginning of the Period.............................    567,508,218       2,782,981,505
                                                      -------------     ---------------
End of the Period (Including accumulated net
  investment loss of $38,224 and $36,454,
  respectively).....................................  $ 272,116,161     $   567,508,218
                                                      =============     ===============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                           JULY 26, 1999
                                                                           (COMMENCEMENT
                                             YEAR ENDED AUGUST 31,         OF INVESTMENT
CLASS A SHARES                          -------------------------------   OPERATIONS) TO
                                        2002 (a)    2001 (a)     2000     AUGUST 31, 1999
                                        -------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..............................  $  5.49     $ 26.81     $ 11.17       $10.00
                                        -------     -------     -------       ------
  Net Investment Loss.................     (.11)       (.18)       (.16)        (.01)
  Net Realized and Unrealized
    Gain/Loss.........................    (2.48)     (21.14)      15.80         1.18
                                        -------     -------     -------       ------
Total from Investment Operations......    (2.59)     (21.32)      15.64         1.17
                                        -------     -------     -------       ------
NET ASSET VALUE, END OF THE PERIOD....  $  2.90     $  5.49     $ 26.81       $11.17
                                        =======     =======     =======       ======

Total Return (b)......................  -47.18%     -79.51%     139.93%       11.70%*
Net Assets at End of the Period (In
  millions)...........................  $ 103.5     $ 198.8     $ 928.8       $ 49.7
Ratio of Expenses to Average Net
  Assets..............................    2.39%       1.65%       1.47%        1.45%
Ratio of Net Investment Loss to
  Average Net Assets..................   (2.31%)     (1.48%)     (1.14%)      (1.03%)
Portfolio Turnover....................     142%        274%        167%           7%*

 * Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                            JULY 26, 1999
                                                                            (COMMENCEMENT
                                             YEAR ENDED AUGUST 31,          OF INVESTMENT
CLASS B SHARES                          --------------------------------   OPERATIONS) TO
                                        2002 (a)    2001 (a)      2000     AUGUST 31, 1999
                                        --------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..............................  $  5.41     $ 26.59     $  11.16       $10.00
                                        -------     -------     --------       ------
  Net Investment Loss.................     (.14)       (.28)        (.28)        (.02)
  Net Realized and Unrealized
    Gain/Loss.........................    (2.44)     (20.90)       15.71         1.18
                                        -------     -------     --------       ------
Total from Investment Operations......    (2.58)     (21.18)       15.43         1.16
                                        -------     -------     --------       ------
NET ASSET VALUE, END OF THE PERIOD....  $  2.83     $  5.41     $  26.59       $11.16
                                        =======     =======     ========       ======

Total Return (b)......................  -47.69%     -79.65%      138.17%       11.60%*
Net Assets at End of the Period (In
  millions)...........................  $ 133.8     $ 288.4     $1,442.2       $164.3
Ratio of Expenses to Average Net
  Assets..............................    3.16%       2.40%        2.23%        2.21%
Ratio of Net Investment Loss to
  Average Net Assets..................   (3.08%)     (2.24%)      (1.89%)      (1.79%)
Portfolio Turnover....................     142%        274%         167%           7%*

 * Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                           JULY 26, 1999
                                                                           (COMMENCEMENT
                                             YEAR ENDED AUGUST 31,         OF INVESTMENT
CLASS C SHARES                          -------------------------------   OPERATIONS) TO
                                        2002 (a)    2001 (a)     2000     AUGUST 31, 1999
                                        -------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..............................  $  5.41     $ 26.59     $ 11.16       $10.00
                                        -------     -------     -------       ------
  Net Investment Loss.................     (.14)       (.28)       (.27)        (.02)
  Net Realized and Unrealized
    Gain/Loss.........................    (2.44)     (20.90)      15.70         1.18
                                        -------     -------     -------       ------
Total from Investment Operations......    (2.58)     (21.18)      15.43         1.16
                                        -------     -------     -------       ------
NET ASSET VALUE, END OF THE PERIOD....  $  2.83     $  5.41     $ 26.59       $11.16
                                        =======     =======     =======       ======

Total Return (b)......................  -47.69%     -79.65%     138.17%       11.60%*
Net Assets at End of the Period (In
  millions)...........................  $  34.7     $  80.3     $ 412.0       $ 28.0
Ratio of Expenses to Average Net
  Assets..............................    3.16%       2.40%       2.22%        2.21%
Ratio of Net Investment Loss to
  Average Net Assets..................   (3.08%)     (2.23%)     (1.88%)      (1.79%)
Portfolio Turnover....................     142%        274%        167%           7%*

 * Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

August 31, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Technology Fund (the "Fund") is organized as a series of Van Kampen Equity Trust II (the "Trust"), a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital appreciation. The Fund commenced investment operations on July 26, 1999 with three classes of common shares: Class A, Class B, and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed securities and unlisted securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

NOTES TO
FINANCIAL STATEMENTS

August 31, 2002

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At August 31, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $1,473,095,995, which will expire between August 31, 2007 and August 31, 2010.

    At August 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $ 370,698,823
                                                                =============
Gross tax unrealized appreciation...........................    $   4,522,001
Gross tax unrealized depreciation...........................     (104,413,324)
                                                                -------------
Net tax unrealized depreciation on investments..............    $ (99,891,323)
                                                                =============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses, and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting for the 2002 fiscal year have been identified and appropriately reclassified on the Statement of Assets and Liabilities. At August 31, 2002, permanent book and tax differences relating to net operating losses totaling $12,758,713 have been reclassified from accumulated net investment loss to capital.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses related to wash sale transactions and post October losses which may not be recognized for tax purposes until the first day of the following fiscal year.

NOTES TO
FINANCIAL STATEMENTS

August 31, 2002

F. EXPENSE REDUCTIONS During the year ended August 31, 2002, the Fund's custody fee was reduced by $16,852 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE DAILY NET ASSETS                    % PER ANNUM
First $500 million..........................................     .90%
Next $500 million...........................................     .85%
Over $1 billion.............................................     .80%

    For the year ended August 31, 2002, the Fund recognized expenses of approximately $15,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended August 31, 2002, the Fund recognized expenses of approximately $63,500 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc.(VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended August 31, 2002, the Fund recognized expenses of approximately $4,363,100, representing shareholder servicing fees paid to VKIS. Shareholder servicing fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $26,907 are included in "Other" assets on

NOTES TO
FINANCIAL STATEMENTS

August 31, 2002

the Statement of Assets and Liabilities at August 31, 2002. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended August 31, 2002, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $32,750.

    During the year ended August 31, 2002, the Adviser voluntarily reimbursed the Fund $163,347 for losses incurred on the sale of portfolio securities which resulted from the correction of a compliance violation.

3. CAPITAL TRANSACTIONS

At August 31, 2002, capital aggregated $740,091,439, $937,797,869, and
$290,024,114 for Classes A, B and C, respectively. For the year ended August 31, 2002, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   22,050,651    $  93,518,042
  Class B...............................................    7,962,773       36,622,083
  Class C...............................................    2,673,715       12,120,162
                                                          -----------    -------------
Total Sales.............................................   32,687,139    $ 142,260,287
                                                          ===========    =============
Repurchases:
  Class A...............................................  (22,532,471)   $(101,113,997)
  Class B...............................................  (14,059,396)     (61,596,804)
  Class C...............................................   (5,268,462)     (23,567,672)
                                                          -----------    -------------
Total Repurchases.......................................  (41,860,329)   $(186,278,473)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

August 31, 2002

    At August 31, 2001, capital aggregated $752,542,148, $969,047,369, and
$303,100,804 for Classes A, B and C, respectively. For the year ended August 31, 2001, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   21,408,288    $ 287,317,081
  Class B...............................................   13,291,418      181,638,193
  Class C...............................................    4,857,482       68,939,184
                                                          -----------    -------------
Total Sales.............................................   39,557,188    $ 537,894,458
                                                          ===========    =============
Repurchases:
  Class A...............................................  (19,865,989)   $(211,890,697)
  Class B...............................................  (14,176,013)    (154,711,257)
  Class C...............................................   (5,487,298)     (62,275,239)
                                                          -----------    -------------
Total Repurchases.......................................  (39,529,300)   $(428,877,193)
                                                          ===========    =============

    Class B Shares and any dividend reinvestment plan Class B Shares received thereon automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the years ended August 31, 2002 and 2001, no Class B Shares converted to Class A Shares. Class C Shares do not possess a conversion feature. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge
(CDSC). The CDSC for Class B and C Shares will be imposed on most redemptions made within five years of the purchase for Class B Shares and within one year of the purchase for Class C Shares as detailed in the following schedule.

                                                               CONTINGENT DEFERRED
                                                                   SALES CHARGE
                                                                 AS A PERCENTAGE
                                                                 OF DOLLAR AMOUNT
                                                                SUBJECT TO CHARGE
                                                            --------------------------
                    YEAR OF REDEMPTION                      CLASS B            CLASS C
First.....................................................    5.00%              1.00%
Second....................................................    4.00%               None
Third.....................................................    3.00%               None
Fourth....................................................    2.50%               None
Fifth.....................................................    1.50%               None
Sixth and Thereafter......................................     None               None

NOTES TO
FINANCIAL STATEMENTS

August 31, 2002

    For the year ended August 31, 2002, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $144,700 and CDSC on redeemed shares of Classes B and C of approximately $1,028,200. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $621,503,733 and $665,568,787, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares, and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares, and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended August 31, 2002, are payments retained by Van Kampen of approximately $2,094,200 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $398,100.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of
Trustees of Van Kampen
Technology Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Technology Fund (the "Fund"), as of August 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the period from July 26, 1999 (commencement of operations) through August 31, 1999 were audited by other auditors whose report dated October 6, 1999 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2002 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
October 7, 2002

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN TECHNOLOGY FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III *
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
J. Miles Branagan (70)        Trustee      Trustee     Private investor.              55
1632 Morning Mountain Road                 since 1999  Trustee/Director of funds
Raleigh, NC 27614                                      in the Fund Complex.
                                                       Co-founder, and prior to
                                                       August 1996, Chairman,
                                                       Chief Executive Officer
                                                       and President, MDT
                                                       Corporation (now known as
                                                       Getinge/Castle, Inc., a
                                                       subsidiary of Getinge
                                                       Industrier AB), a company
                                                       which develops,
                                                       manufactures, markets and
                                                       services medical and
                                                       scientific equipment.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Jerry D. Choate (64)          Trustee      Trustee     Trustee/Director of funds      55       Director of Amgen Inc., a
53 Monarch Bay Drive                       since 1999  in the Fund Complex.                    biotechnological company,
Dana Point, CA 92629                                   Prior to January 1999,                  and Director of Valero
                                                       Chairman and Chief                      Energy Corporation, an
                                                       Executive Officer of the                independent refining
                                                       Allstate Corporation                    company.
                                                       ("Allstate") and Allstate
                                                       Insurance Company. Prior
                                                       to January 1995,
                                                       President and Chief
                                                       Executive Officer of
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.
Linda Hutton Heagy (54)       Trustee      Trustee     Regional Managing Partner      55
Sears Tower                                since 1999  of Heidrick & Struggles,
233 South Wacker Drive                                 an executive search firm.
Suite 7000                                             Trustee/ Director of
Chicago, IL 60606                                      funds in the Fund
                                                       Complex. Trustee on the
                                                       University of Chicago
                                                       Hospitals Board, Vice
                                                       Chair of the Board of the
                                                       YMCA of Metropolitan
                                                       Chicago and a member of
                                                       the Women's Board of the
                                                       University of Chicago.
                                                       Prior to 1997, Partner,
                                                       Ray & Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Formerly,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a
                                                       Dutch bank holding
                                                       company. Prior to 1992,
                                                       Executive Vice President
                                                       of La Salle National
                                                       Bank.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
R. Craig Kennedy (50)         Trustee      Trustee     Director and President,        55
1744 R Street, N.W.                        since 1999  German Marshall Fund of
Washington, D.C. 20009                                 the United States, an
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Formerly, advisor to the
                                                       Dennis Trading Group
                                                       Inc., a managed futures
                                                       and option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.
Jack E. Nelson (66)           Trustee      Trustee     President, Nelson              55
423 Country Club Drive                     since 1999  Investment Planning
Winter Park, FL 32789                                  Services, Inc., a
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President, Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the National
                                                       Association of Securities
                                                       Dealers, Inc. and
                                                       Securities Investors
                                                       Protection Corp. Trustee/
                                                       Director of funds in the
                                                       Fund Complex.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Suzanne H. Woolsey (60)       Trustee      Trustee     Chief Communications           55       Director of Neurogen
2101 Constitution Ave., N.W.               since 1999  Officer of the National                 Corporation, a
Room 285                                               Academy of                              pharmaceutical company,
Washington, D.C. 20418                                 Sciences/National                       since January 1998.
                                                       Research Council, an
                                                       independent, federally
                                                       chartered policy
                                                       institution, since 2001
                                                       and previously Chief
                                                       Operating Officer from
                                                       1993 to 2001.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Director of the Institute
                                                       for Defense Analyses, a
                                                       federally funded research
                                                       and development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Trustee of
                                                       Colorado College and Vice
                                                       Chair of the Board of the
                                                       Council for Excellence in
                                                       Government. Prior to
                                                       1993, Executive Director
                                                       of the Commission on
                                                       Behavioral and Social
                                                       Sciences and Education at
                                                       the National Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

INTERESTED TRUSTEES*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (49)       Trustee      Trustee     President and Chief            55
1221 Avenue of the Americas                since 1999  Operating Officer of
New York, NY 10020                                     Morgan Stanley Investment
                                                       Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc.
                                                       Chairman, Chief Executive
                                                       Officer and Director of
                                                       Morgan Stanley
                                                       Distributors Inc. since
                                                       June 1998. Chairman since
                                                       June 1998, and Director
                                                       since January 1998 of
                                                       Morgan Stanley Trust.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Previously Chief
                                                       Strategic Officer of
                                                       Morgan Stanley Investment
                                                       Advisors Inc. and Morgan
                                                       Stanley Services Company
                                                       Inc. and Executive Vice
                                                       President of Morgan
                                                       Stanley Distributors Inc.
                                                       April 1997-June 1998,
                                                       Vice President of the
                                                       Morgan Stanley Funds May
                                                       1997-April 1999, and
                                                       Executive Vice President
                                                       of Dean Witter, Discover
                                                       & Co. prior to May 1997.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Richard F. Powers, III* (56)  Trustee and  Trustee     Chairman, President,           92
1 Parkview Plaza              President    since 1999  Chief Executive Officer,
P.O. Box 5555                                          Director and Managing
Oakbrook Terrace, IL 60181                             Director of Van Kampen
                                                       Investments. Chairman,
                                                       Director and Chief
                                                       Executive Officer of the
                                                       Advisers, the Distributor
                                                       and Van Kampen Advisors
                                                       Inc. since 1998. Managing
                                                       Director of the Advisers,
                                                       the Distributor and Van
                                                       Kampen Advisors Inc.
                                                       since July 2001. Director
                                                       and Officer of certain
                                                       other subsidiaries of Van
                                                       Kampen Investments. Chief
                                                       Sales and Marketing
                                                       Officer of Morgan
                                                       Stanley. Asset
                                                       Management,
                                                       Trustee/Director and
                                                       President or Trustee,
                                                       President and Chairman of
                                                       the Board of funds in the
                                                       Fund Complex. Prior to
                                                       May 1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley and Director of
                                                       Dean Witter, Discover &
                                                       Co. and Dean Witter
                                                       Realty. Prior to 1996,
                                                       Director of Dean Witter
                                                       Reynolds Inc.
Wayne W. Whalen* (63)         Trustee      Trustee     Partner in the law firm        92
333 West Wacker Drive                      since 1999  of Skadden, Arps, Slate,
Chicago, IL 60606                                      Meagher & Flom
                                                       (Illinois), legal counsel
                                                       to funds in the Fund
                                                       Complex. Trustee/
                                                       Director/Managing General
                                                       Partner of funds in the
                                                       Fund Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (61)          Vice President           Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.                                    since 1999  Investments, and Managing Director and President of the
45th Floor                                                         Advisers and Van Kampen Advisors Inc. Executive Vice
Houston, TX 77056                                                  President and Chief Investment Officer of funds in the Fund
                                                                   Complex. Prior to December 2000, Executive Vice President
                                                                   and Chief Investment Officer of Van Kampen Investments, and
                                                                   President and Chief Operating Officer of the Advisers. Prior
                                                                   to April 2000, Executive Vice President and Chief Investment
                                                                   Officer for Equity Investments of the Advisers. Prior to
                                                                   October 1998, Vice President and Senior Portfolio Manager
                                                                   with AIM Capital Management, Inc. Prior to February 1998,
                                                                   Senior Vice President and Portfolio Manager of Van Kampen
                                                                   American Capital Asset Management, Inc., Van Kampen American
                                                                   Capital Investment Advisory Corp. and Van Kampen American
                                                                   Capital Management, Inc.
Joseph J. McAlinden (59)      Chief Investment         Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   Officer                  since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020                                                 Management Inc. and Morgan Stanley Investments LP and
                                                                   Director of Morgan Stanley Trust for over 5 years.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
A. Thomas Smith III (45)      Vice President and       Officer     Managing Director and Director of Van Kampen Investments,
1221 Avenue of                Secretary                since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
the Americas                                                       Distributor, Investor Services and certain other
New York, NY 10020                                                 subsidiaries of Van Kampen Investments. Managing Director
                                                                   and General Counsel-Mutual Funds of Morgan Stanley
                                                                   Investment Advisors, Inc. Vice President or Principal Legal
                                                                   Officer and Secretary of funds in the Fund Complex. Prior to
                                                                   July 2001, Managing Director, General Counsel, Secretary and
                                                                   Director of Van Kampen Investments, the Advisers, the
                                                                   Distributor, Investor Services, and certain other
                                                                   subsidiaries of Van Kampen Investments. Prior to December
                                                                   2000, Executive Vice President, General Counsel, Secretary
                                                                   and Director of Van Kampen Investments, the Advisers, Van
                                                                   Kampen Advisors Inc., the Distributor, Investor Services and
                                                                   certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                                   Counsel to New York Life Insurance Company ("New York
                                                                   Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                                   Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                                   Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                                   1989, Staff Attorney at the Securities and Exchange
                                                                   Commission, Division of Investment Management, Office of
                                                                   Chief Counsel.
John R. Reynoldson (49)       Vice President           Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                       since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                         July 2001, Principal and Co-head of the Fixed Income
                                                                   Department of the Advisers and Van Kampen Advisors Inc.
                                                                   Prior to December 2000, Senior Vice President of the
                                                                   Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                                   managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                                   Reynoldson has been with Asset Management since April 1987.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
John L. Sullivan (47)         Vice President, Chief    Officer     Executive Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Financial Officer and    since 1999  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Treasurer                            Officer and Treasurer of funds in the Fund Complex. Head of
                                                                   Fund Accounting for Morgan Stanley Investment Management.
John H. Zimmermann, III (44)  Vice President           Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                            since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                                Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                              Prior to December 2000, President of Van Kampen Insurance
                                                                   Agency of Illinois Inc., and Senior Vice President and
                                                                   Director of Van Kampen Investments. From November 1992 to
                                                                   December 1997, Mr. Zimmermann was Senior Vice President of
                                                                   the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling (800) 847-2424.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
77, 177, 277                                                   Member NASD/SIPC.
TECH ANR 10/02                                                  8078J02-AP-10/02

                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
          PERFORMANCE OF A $10,000 INVESTMENT       4
                            RETURN HIGHLIGHTS       5

                        PORTFOLIO AT A GLANCE
                             TOP TEN HOLDINGS       7
                          TOP FIVE INDUSTRIES       7
             Q&A WITH YOUR PORTFOLIO MANAGERS       8
                            GLOSSARY OF TERMS      11

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      12
                         FINANCIAL STATEMENTS      17
                NOTES TO FINANCIAL STATEMENTS      23
               REPORT OF INDEPENDENT AUDITORS      29

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      30
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      31
              TRUSTEE AND OFFICER INFORMATION      32

You have a time-tested partner in Van Kampen.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
September 20, 2002

Dear Shareholder,

Due to events in the markets and the well-publicized controversies surrounding certain companies, the recent months have been challenging for many investors.

Against this backdrop, you may be re-evaluating your investments. In this regard, your financial advisor is a particularly valuable resource. Your advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon.

You also have a time-tested partner in Van Kampen. With roots extending to 1927, our legacy spans other market downturns and periods of uncertainty. While the causes of turbulence have changed, our generations of experience have taught us the enduring value of patience, discipline and long-term focus.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
THE STRENGTH OF THE ECONOMY'S APPARENT, YET FRAGILE, RECOVERY GARNERED CONSIDERABLE ATTENTION THROUGHOUT THE REPORTING PERIOD. WEAK SECOND-QUARTER GROWTH, FOLLOWED BY ANECDOTAL EVIDENCE OF A MID-SUMMER ECONOMIC PERFORMANCE THAT WAS BELOW EXPECTATIONS, LEFT MANY WONDERING WHETHER THE THIRD QUARTER WOULD RECORD ANY POSITIVE PROGRESS. AS SUCH, AUGUST'S POSITIVE DEVELOPMENTS--IMPROVED CORPORATE PROFITS, STRONG RETAIL SALES, AND MODEST EMPLOYMENT GAINS--HELPED DOWNPLAY SUCH CONCERNS.

CONSUMER SPENDING REMAINED UNEXPECTEDLY STRONG THROUGHOUT THE REPORTING PERIOD, BOLSTERED BY 0-PERCENT FINANCING DEALS OFFERED BY AUTO MANUFACTURERS AND HISTORICALLY LOW MORTGAGE RATES THAT SPARKED ANOTHER SURGE IN HOME MORTGAGE REFINANCING. IN CONTRAST, BUSINESS SPENDING REMAINED AT SUBDUED, ALBEIT GRADUALLY GROWING LEVELS. BUT THE ONGOING CONCERN OF WAR WITH IRAQ AND SLOW JOB GROWTH COMBINED TO DRAG CONSUMER CONFIDENCE BACK TO LEVELS WITNESSED IN THE FOURTH QUARTER OF 2001.

AGAINST THIS BACKDROP, THE FED TOOK A WAIT-AND-SEE APPROACH AND LEFT ITS INTEREST RATE TARGET FOR FEDERAL FUNDS AT 1.75 PERCENT. HOWEVER, DURING ITS REGULARLY SCHEDULED AUGUST 12 MEETING, THE FED SHIFTED ITS BIAS FROM ECONOMIC NEUTRALITY TO CONCERN OVER POTENTIAL ECONOMIC WEAKNESS. THIS POLICY SHIFT ONLY REINFORCED INVESTORS' CONCERNS ABOUT SLOW GROWTH.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(June 30, 2000--June 30, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Jun 00                                                                            4.80%
Sep 00                                                                            0.60%
Dec 00                                                                            1.10%
Mar 01                                                                           -0.60%
Jun 01                                                                           -1.60%
Sep 01                                                                           -0.30%
Dec 01                                                                            2.70%
Mar 02                                                                            5.00%
Jun 02                                                                            1.30%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(August 31, 2000--August 31, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Aug 00                                                                      6.50                               3.40
                                                                            6.50                               3.50
                                                                            6.50                               3.40
Nov 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            5.50                               3.70
Feb 01                                                                      5.50                               3.50
                                                                            5.00                               2.90
                                                                            4.50                               3.30
May 01                                                                      4.00                               3.60
                                                                            3.75                               3.20
                                                                            3.75                               2.70
Aug 01                                                                      3.50                               2.70
                                                                            3.00                               2.60
                                                                            2.50                               2.10
Nov 01                                                                      2.00                               1.90
                                                                            1.75                               1.60
                                                                            1.75                               1.10
Feb 02                                                                      1.75                               1.10
                                                                            1.75                               1.50
                                                                            1.75                               1.60
May 02                                                                      1.75                               1.20
                                                                            1.75                               1.10
                                                                            1.75                               1.50
Aug 02                                                                      1.75                               1.80

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT

(March 28, 2000--August 31, 2002)

 [INVESTMENT PERFORMANCE GRAPH]

                                                                                                STANDARD & POOR'S 500 INDEX IS AN
                                                                                                UNMANAGED INDEX THAT IS GENERALLY
                                                                                                REPRESENTATIVE OF THE U.S. STOCK
                                                              TAX MANAGED EQUITY GROWTH FUND                MARKET.*
                                                              ------------------------------    ---------------------------------
3/28/00                                                                  9425.00                            10000.00
                                                                         9218.00                             9941.00
                                                                         8643.00                             9642.00
                                                                         8303.00                             9444.00
6/00                                                                     8699.00                             9677.00
                                                                         8567.00                             9525.00
                                                                         9123.00                            10117.00
9/00                                                                     8520.00                             9583.00
                                                                         8341.00                             9542.00
                                                                         7380.00                             8790.00
12/00                                                                    7257.00                             8833.00
                                                                         7597.00                             9147.00
                                                                         6645.00                             8313.00
3/01                                                                     5910.00                             7786.00
                                                                         6550.00                             8391.00
                                                                         6569.00                             8447.00
6/01                                                                     6437.00                             8242.00
                                                                         6268.00                             8160.00
                                                                         5844.00                             7650.00
9/01                                                                     5429.00                             7032.00
                                                                         5636.00                             7166.00
                                                                         6136.00                             7716.00
12/01                                                                    6117.00                             7783.00
                                                                         5966.00                             7670.00
                                                                         5749.00                             7522.00
3/02                                                                     5919.00                             7805.00
                                                                         5523.00                             7331.00
                                                                         5429.00                             7277.00
                                                                         5014.00                             6759.00
                                                                         4599.00                             6232.00
8/02                                                                     4590.00                             6273.00

This chart compares your fund's performance to that of the S&P 500 Index over time.

This index is an unmanaged broad-based, statistical composite and its performance does not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for Class A shares) and combined Rule 12b-1 fees and service fees of up to 0.25 percent. The performance above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund's returns would have been lower. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
* Bloomberg

RETURN HIGHLIGHTS

(as of August 31, 2002)

                                        A SHARES   B SHARES   C SHARES
----------------------------------------------------------------------
TOTAL RETURNS BEFORE TAXES
----------------------------------------------------------------------
One-year total return based on NAV(1)    -21.45%    -22.01%    -22.04%
----------------------------------------------------------------------
One-year total return(2)                 -25.99%    -25.91%    -22.82%
----------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                -27.44%    -26.89%    -26.03%
----------------------------------------------------------------------
RETURNS AFTER TAXES ON
DISTRIBUTIONS(3)
----------------------------------------------------------------------
One-year total return(2)                 -25.99%    -25.91%    -22.82%
----------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                -27.44%    -26.89%    -26.03%
----------------------------------------------------------------------
RETURNS AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(3)
----------------------------------------------------------------------
One-year total return(2)                 -15.96%    -15.91%    -14.01%
----------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                -20.83%    -20.44%    -19.83%
----------------------------------------------------------------------
Commencement date                       03/28/00   03/28/00   03/28/00
----------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares. The Fund's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the Fund's returns would have been lower.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares are up to .25% and for Class B and Class C Shares are 1%. The Fund's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the Fund's returns would have been lower.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's individual tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after-tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had the Fund shares been sold at the end of the relevant period.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

    Managing for after-tax returns may negatively impact the Fund's performance. Since the Fund balances investment and tax considerations when deciding whether to buy or sell securities, its pre-tax return may be lower than that of a similar fund that is not tax managed.

                                                         PORTFOLIO AT A GLANCE


TOP TEN HOLDINGS*

(as a percentage of long-term investments--August 31, 2002)


1.   MICROSOFT                   6.4%
     Develops and supports a range of
     software products.

2.   GENERAL ELECTRIC            5.5%
     Produces appliances, lighting
     products, aircraft engines, and
     plastics.

3.   PFIZER                      5.1%
     Manufactures pharmaceuticals,
     including Viagra and Lipitor, and
     consumer products such as Certs,
     Listerine, and Visine.

4.   FREDDIE MAC                 4.1%
     Works with lenders to provide
     federally mandated mortgages to
     families in the United States.

5.   WAL-MART STORES             3.3%
     Operates discount department stores
     and warehouse membership clubs.

6.   JOHNSON & JOHNSON           2.6%
     Manufactures health care products,
     including Band-Aid, Tylenol and
     Motrin brands.

7.   COCA-COLA                   2.4%
     Manufactures, markets, and
     distributes soft drink concentrates
     and syrups, fruit juice products,
     ready to drink teas, and coffee
     beverages.

8.   CITIGROUP                   2.2%
     A financial services company offering
     credit cards, banking, asset
     management, insurance, and investment
     banking services.

9.   INTEL                       2.1%
     Designs, manufactures, and markets
     microcomputer components.

10.  DELL COMPUTER               2.1%
     Designs, manufactures, services and
     supports a range of computer systems.

TOP FIVE INDUSTRIES*
(as a percentage of long-term investments)

[BAR GRAPH]

                                                                      AUGUST 31, 2002                    AUGUST 31, 2001
                                                                      ---------------                    ---------------
Pharmaceuticals                                                             15.8%                              14.8%
Diversified Financial Services                                               8.6%                               8.6%
Systems Software                                                             7.5%                               4.9%
Industrial Conglomerates                                                     5.5%                              13.1%
General Merchandise Stores                                                   5.1%                               2.6%


* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN TAX MANAGED EQUITY GROWTH FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED AUGUST 31, 2002. THE PORTFOLIO IS MANAGED BY THE ADVISER'S SELECT GROWTH TEAM. CURRENT MEMBERS OF THE TEAM(1) INCLUDE MANAGING DIRECTOR WILLIAM AUSLANDER AND EXECUTIVE DIRECTORS JEFFREY ALVINO AND PETER DANNENBAUM. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change without notice at any time.

Q   HOW DID THE FUND PERFORM
    DURING THE PERIOD?

A   In a continued unfriendly
environment for equities, the fund returned -21.45 percent for the 12 months ended August 31, 2002. By comparison, the fund's benchmark index, the S&P 500 Index returned -17.98 percent. Further, the fund outperformed the average results of similarly managed funds. The Lipper Large-Cap Growth Funds category average, in which the fund is included, returned -22.57 percent during the period. Performance information reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding the maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund's returns would have been lower. Past performance before and after taxes is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate, and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    The S&P 500 Index is an unmanaged index that is generally representative of the U.S. stock market. The Lipper Large-Cap Growth Funds category average is an unmanaged index that represents the performance of large-cap funds in the Lipper database. Index returns do not include any sales charges or fees that would be paid by investors purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 5 for additional fund performance results.

Q   WHAT MADE THE MARKET
    ENVIRONMENT CHALLENGING?

A   The U.S. equity market endured a
rough year. Volatility was extremely high and value and growth stocks were both hit hard by heavy broad-based selling. Further complicating matters was the seemingly never-ending stream of accounting scandals and news of improper conduct by corporate officers. We saw the collapse of Enron and WorldCom, the largest U.S. corporation ever to file bankruptcy. Economic news failed to provide much of a positive catalyst, as durable goods orders, consumer sentiment and preliminary Gross Domestic Product (GDP) figures for the second quarter of 2002 were weaker than expected. In addition, GDP projections for the first through third quarters of 2001 were revised to show negative growth for each quarter, indicating that last year's recession was longer and deeper than had been originally thought.

Q   WHAT WAS YOUR APPROACH
    TO MANAGING THE FUND IN THIS ENVIRONMENT?

A   In-depth fundamental research
drives our investment process, and given the turbulent market environment we emphasized companies that we believed were high-quality, well-run companies. We continually assessed the fund's portfolio to seek what we believed to be the most appropriate mix of stable-and cyclical-growth stocks. Stable-growth stocks have historically grown at a modest pace in a variety of economic conditions. Conversely, the performance of cyclical-growth stocks has traditionally been strongly tied to economic cycles.

Q   WHAT WERE SOME OF THE STOCKS
    OR SECTORS WHOSE PERFORMANCE HELPED THE FUND IN THE PERIOD?

A   Some of the fund's relative
performance came from our decision to underweight the portfolio in telecom and utilities stocks. We made these decisions because in our view there were no positive catalysts to drive performance within either sector. Given the sharp underperformance of both sectors during the period this was a timely decision.

    Elsewhere, the fund's consumer staples holdings, which include packaged foods and brewers, helped performance. In uncertain economic times, consumers often view consumer staples as a safer area to invest. Among the fund's better performing holdings were Kraft, which returned over 35 percent during the period under review, and Anheuser Busch, which returned over 25 percent. We liked those companies because we believe they are stable-growth companies, and are the highest quality names in the sector. Fund performance was also helped by its position in Dell, the world's largest direct-sale computer maker. Despite the most pronounced slowdown the computer industry has ever seen, Dell continued to perform extremely well and even increased its market share and profitability. This well-managed company has also identified a future source of potential growth--storage systems for small- and medium-sized enterprises--that its competitors so far have been unable to exploit.

    Keep in mind that not all stocks in the fund performed as favorably, nor is there any guarantee that these stocks will perform as well or will be held in the fund in the future. For additional fund highlights, please refer to page 7.

Q   WHAT WERE SOME OF THE FUND'S
    MOST DISAPPOINTING HOLDINGS?

A   General Electric, United
Technologies and Tyco were among the fund's largest detractors from performance. With GE, we believe the company has a strong, albeit complex business. A large part of GE's underperformance came from the massive outflows of cash from large-cap mutual funds and a less-than-smooth reorganization of their financial arm. Further, since GE has so many different business units, ranging from finance, power systems and broadcasting to plastics and appliances, its lack of simplicity fed investors' concerns about accounting visibility. We eliminated the fund's position in United Technologies in September 2001 on concerns about the slowdown in air travel and sold Tyco early in January. Tyco was initially reduced in response to the Enron accounting debacle, and then eliminated when the company announced a breakup plan that, in our view, negated the investment thesis for owning it.

Q   WHAT IS YOUR OUTLOOK FOR THE
    REMAINDER OF 2002?

A   We remain cautiously optimistic for
an economic recovery, and although there has been some mixed economic data, we do believe the Federal Reserve may initiate another interest rate reduction in December, which may stimulate the market. As always, our investment process is driven by in-depth fundamental research, and we continue to focus on investing in companies that we believe have a strong long-term future.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B and Class C shares, each with varying fees and sales charges.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

RULE 12B-1 FEE: A fee charged by a mutual fund to cover costs associated with promotion, distributions, marketing and, in some cases, brokers' commissions.

SALES CHARGE: Also referred to as the "load," this is a fee paid by an investor to acquire shares in a mutual fund.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

August 31, 2002
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                          MARKET
DESCRIPTION                                                   SHARES       VALUE
COMMON STOCKS  96.1%
ADVERTISING  0.5%
Univision Communications, Inc., Class A (a).................   3,800    $    88,540
                                                                        -----------
AEROSPACE & DEFENSE  2.5%
Alliant Techsystems, Inc. (a)...............................     725         49,459
General Dynamics Corp. .....................................   3,100        243,784
Raytheon Co. ...............................................   3,550        124,250
                                                                        -----------
                                                                            417,493
                                                                        -----------
APPAREL RETAIL  1.2%
Limited Brands..............................................   7,425        113,528
TJX Cos., Inc. .............................................   4,200         83,076
                                                                        -----------
                                                                            196,604
                                                                        -----------
APPLICATION SOFTWARE  0.5%
Intuit, Inc. (a)............................................   1,900         84,797
                                                                        -----------
BANKS  2.2%
Bank of New York Co., Inc. .................................   4,600        161,690
Charter One Financial, Inc. ................................   1,950         65,715
Fifth Third Bancorp.........................................   2,150        144,093
                                                                        -----------
                                                                            371,498
                                                                        -----------
BIOTECHNOLOGY  2.6%
Amgen, Inc. (a).............................................   5,760        259,373
Gilead Sciences, Inc. (a)...................................   1,400         44,912
IDEC Pharmaceuticals Corp. (a)..............................   3,000        120,540
                                                                        -----------
                                                                            424,825
                                                                        -----------
BREWERS  1.4%
Anheuser-Busch Cos., Inc. ..................................   4,350        231,246
                                                                        -----------

CASINOS & GAMING  0.5%
International Game Technology (a)...........................   1,300         84,084
                                                                        -----------
COMPUTER HARDWARE  3.5%
Dell Computer Corp. (a).....................................  12,675        337,282
International Business Machines Corp. ......................   3,000        226,140
Sun Microsystems, Inc. (a)..................................   6,750         24,907
                                                                        -----------
                                                                            588,329
                                                                        -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2002

                                                                          MARKET
DESCRIPTION                                                   SHARES       VALUE
COMPUTER STORAGE & PERIPHERALS  0.2%
EMC Corp. (a)...............................................   4,900    $    33,124
                                                                        -----------

DATA PROCESSING SERVICES  2.9%
Affiliated Computer Services, Inc., Class A (a).............   1,700         75,650
Automatic Data Processing, Inc. ............................   1,800         67,986
Concord EFS, Inc. (a).......................................   9,600        195,936
First Data Corp. ...........................................   4,150        144,212
                                                                        -----------
                                                                            483,784
                                                                        -----------
DIVERSIFIED COMMERCIAL SERVICES  0.5%
Weight Watchers International, Inc. (a).....................   1,800         85,410
                                                                        -----------

DIVERSIFIED FINANCIAL SERVICES  8.3%
American Express Co. .......................................   6,600        237,996
Charles Schwab Corp. .......................................   4,950         45,441
Citigroup, Inc. ............................................  10,883        356,418
Freddie Mac.................................................  10,275        658,627
Goldman Sachs Group, Inc. ..................................   1,100         85,030
                                                                        -----------
                                                                          1,383,512
                                                                        -----------
DRUG RETAIL  0.9%
Walgreen Co. ...............................................   4,050        140,737
                                                                        -----------

ELECTRONIC EQUIPMENT & INSTRUMENTS  0.6%
Jabil Circuit, Inc. (a).....................................   4,940         92,427
                                                                        -----------

GENERAL MERCHANDISE STORES  4.9%
BJ's Wholesale Club, Inc. (a)...............................   2,450         60,147
Costco Wholesale Corp. (a)..................................   1,225         40,927
Dollar General Corp. .......................................   7,675        114,971
Dollar Tree Stores, Inc. (a)................................   2,950         72,599
Wal-Mart Stores, Inc. ......................................   9,775        522,767
                                                                        -----------
                                                                            811,411
                                                                        -----------
HEALTH CARE DISTRIBUTORS & SERVICES  1.1%
AmerisourceBergen Corp. ....................................   1,150         83,387
Cardinal Health, Inc. ......................................     975         63,219
Quest Diagnostics, Inc. (a).................................     500         28,025
                                                                        -----------
                                                                            174,631
                                                                        -----------
HEALTH CARE EQUIPMENT  1.4%
Medtronic, Inc. ............................................   5,600        230,608
                                                                        -----------

HEALTH CARE FACILITIES  1.5%
HCA, Inc. ..................................................   4,100        190,855

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2002

                                                                          MARKET
DESCRIPTION                                                   SHARES       VALUE
HEALTH CARE FACILITIES (CONTINUED)
Laboratory Corporation of America Holdings (a)..............   1,600    $    50,320
                                                                        -----------
                                                                            241,175
                                                                        -----------
HOME IMPROVEMENT RETAIL  2.3%
Home Depot, Inc. ...........................................   9,575        315,305
Lowe's Cos., Inc. ..........................................   1,800         74,484
                                                                        -----------
                                                                            389,789
                                                                        -----------
HOTELS  0.6%
Starwood Hotels & Resorts Worldwide, Inc., Class B..........   3,950        101,831
                                                                        -----------

HOUSEHOLD PRODUCTS  2.0%
Procter & Gamble Co. .......................................   3,775        334,654
                                                                        -----------

INDUSTRIAL CONGLOMERATES  5.3%
General Electric Co. .......................................  29,375        885,656
                                                                        -----------

INTEGRATED OIL & GAS  1.7%
Exxon Mobil Corp. ..........................................   8,100        287,145
                                                                        -----------

INTEGRATED TELECOMMUNICATION SERVICES  0.9%
Verizon Communications, Inc. ...............................   5,000        155,000
                                                                        -----------

IT CONSULTING & SERVICES  0.4%
SunGard Data Systems, Inc. (a)..............................   2,450         60,393
                                                                        -----------

MANAGED HEALTH CARE  0.8%
UnitedHealth Group, Inc. ...................................   1,450        128,108
                                                                        -----------

MOTORCYCLE MANUFACTURERS  0.5%
Harley-Davidson, Inc. ......................................   1,800         88,614
                                                                        -----------

MOVIES & ENTERTAINMENT  1.4%
Viacom, Inc., Class B (a)...................................   5,870        238,909
                                                                        -----------

MULTI-LINE INSURANCE  2.5%
AFLAC, Inc. ................................................   1,750         53,568
American International Group, Inc. .........................   4,800        301,440
Loews Corp. Carolina Group..................................   2,400         62,160
                                                                        -----------
                                                                            417,168
                                                                        -----------
NETWORKING EQUIPMENT  2.0%
Brocade Communications Systems, Inc. (a)....................   1,900         27,493
Cisco Systems, Inc. (a).....................................  21,875        302,313
                                                                        -----------
                                                                            329,806
                                                                        -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2002

                                                                          MARKET
DESCRIPTION                                                   SHARES       VALUE
OIL & GAS EQUIPMENT & SERVICES  1.8%
Baker Hughes, Inc. .........................................   6,550    $   180,125
BJ Services Co. (a).........................................   1,800         54,900
Smith International, Inc. (a)...............................   2,000         64,900
                                                                        -----------
                                                                            299,925
                                                                        -----------
OIL & GAS EXPLORATION & PRODUCTION  0.8%
Anadarko Petroleum Corp. ...................................   3,050        136,152
                                                                        -----------

PACKAGED FOODS  0.4%
Kraft Foods, Inc. ..........................................   1,700         67,609
                                                                        -----------

PERSONAL PRODUCTS  1.0%
Alberto-Culver Co., Class B.................................   1,300         64,038
Colgate-Palmolive Co. ......................................   1,925        105,009
                                                                        -----------
                                                                            169,047
                                                                        -----------
PHARMACEUTICALS  15.1%
Abbott Laboratories.........................................   6,675        267,200
Celgene Corp. (a)...........................................   1,500         26,070
Eli Lilly & Co. ............................................   4,000        232,200
Forest Laboratories, Inc. (a)...............................     550         40,150
Johnson & Johnson...........................................   7,700        418,187
Merck & Co., Inc. ..........................................   4,950        250,074
Pfizer, Inc. ...............................................  24,800        820,384
Pharmacia Corp. ............................................   4,407        192,586
Wyeth.......................................................   6,500        278,200
                                                                        -----------
                                                                          2,525,051
                                                                        -----------
PROPERTY & CASUALTY  0.0%
Travelers Property Casualty Corp., Class A (a)..............       1             16
Travelers Property Casualty Corp., Class B (a)..............       1              4
                                                                        -----------
                                                                                 20
                                                                        -----------
PUBLISHING & PRINTING  0.5%
Gannett Co., Inc. ..........................................   1,150         87,354
                                                                        -----------

RESTAURANTS  0.7%
Wendy's International, Inc. ................................   1,500         53,565
Yum! Brands, Inc. (a).......................................   2,150         65,210
                                                                        -----------
                                                                            118,775
                                                                        -----------
SEMICONDUCTOR EQUIPMENT  0.5%
Applied Materials, Inc. (a).................................   5,750         76,820
                                                                        -----------

SEMICONDUCTORS  3.9%
Intel Corp. ................................................  20,525        342,152
Intersil Corp. (a)..........................................   1,950         32,994

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2002

                                                                          MARKET
DESCRIPTION                                                   SHARES       VALUE
SEMICONDUCTORS (CONTINUED)
Linear Technology Corp. ....................................   1,900    $    49,818
Maxim Integrated Products, Inc. (a).........................   3,150         99,572
Texas Instruments, Inc. ....................................   6,750        132,975
                                                                        -----------
                                                                            657,511
                                                                        -----------
SOFT DRINKS  3.4%
Coca-Cola Co. ..............................................   7,550        385,050
PepsiCo, Inc. ..............................................   4,695        185,687
                                                                        -----------
                                                                            570,737
                                                                        -----------
SPECIALTY STORES  0.3%
Tiffany & Co. ..............................................   2,075         51,460
                                                                        -----------

SYSTEMS SOFTWARE  7.2%
Microsoft Corp. (a).........................................  20,900      1,025,772
Oracle Corp. (a)............................................  13,775        132,102
VERITAS Software Corp. (a)..................................   2,588         41,900
                                                                        -----------
                                                                          1,199,774
                                                                        -----------
TELECOMMUNICATIONS EQUIPMENT  1.0%
Motorola, Inc. .............................................  10,450        125,400
QUALCOMM, Inc. (a)..........................................   1,150         31,867
                                                                        -----------
                                                                            157,267
                                                                        -----------
TOBACCO  1.9%
Philip Morris Co., Inc. ....................................   6,475        323,750
                                                                        -----------
TOTAL LONG-TERM INVESTMENTS  96.1%
(Cost $16,582,531)...................................................    16,022,560

REPURCHASE AGREEMENT  5.8%
State Street Bank & Trust Co. ($974,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 08/30/02, to be sold on 09/03/02 at $974,092)
  (Cost $974,000)....................................................       974,000
                                                                        -----------

TOTAL INVESTMENTS  101.9%
  (Cost $17,556,531).................................................    16,996,560
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.9%)........................      (319,122)
                                                                        -----------

NET ASSETS  100.0%...................................................   $16,677,438
                                                                        ===========

(a) Non-income producing security as this stock currently does not declare dividends.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
August 31, 2002

ASSETS:
Total Investments (Cost $17,556,531)........................  $ 16,996,560
Cash........................................................           622
Receivables:
  Investments Sold..........................................       277,355
  Fund Shares Sold..........................................        13,373
  Dividends.................................................        11,522
  Interest..................................................         2,884
Other.......................................................        13,260
                                                              ------------
    Total Assets............................................    17,315,576
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       520,099
  Distributor and Affiliates................................        21,348
  Investment Advisory Fee...................................         7,327
  Fund Shares Repurchased...................................           634
Accrued Expenses............................................        70,100
Trustees' Deferred Compensation and Retirement Plans........        18,630
                                                              ------------
    Total Liabilities.......................................       638,138
                                                              ------------
NET ASSETS..................................................  $ 16,677,438
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $ 29,359,288
Accumulated Net Investment Loss.............................       (11,978)
Net Unrealized Depreciation.................................      (559,971)
Accumulated Net Realized Loss...............................   (12,109,901)
                                                              ------------
NET ASSETS..................................................  $ 16,677,438
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $6,624,050 and 1,359,826 shares of
    beneficial interest issued and outstanding).............  $       4.87
    Maximum sales charge (5.75%* of offering price).........           .30
                                                              ------------
    Maximum offering price to public........................  $       5.17
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $5,841,270 and 1,211,438 shares of
    beneficial interest issued and outstanding).............  $       4.82
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $4,212,118 and 875,238 shares of
    beneficial interest issued and outstanding).............  $       4.81
                                                              ============

* On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended August 31, 2002

INVESTMENT INCOME:
Dividends...................................................  $   174,482
Interest....................................................        6,399
                                                              -----------
    Total Income............................................      180,881
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      167,179
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $19,611, $76,527 and $53,205,
  respectively).............................................      149,343
Shareholder Reports.........................................       43,259
Registration and Filing Fees................................       40,527
Shareholder Services........................................       35,243
Custody.....................................................       31,174
Audit.......................................................       21,701
Legal.......................................................       18,240
Trustees' Fees and Related Expenses.........................        7,823
Other.......................................................       27,552
                                                              -----------
    Total Expenses..........................................      542,041
    Investment Advisory Fee Reduction.......................      120,369
    Less Credits Earned on Cash Balances....................          371
                                                              -----------
    Net Expenses............................................      421,301
                                                              -----------
NET INVESTMENT LOSS.........................................  $  (240,420)
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(6,076,524)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (1,902,268)
  End of the Period.........................................     (559,971)
                                                              -----------
Net Unrealized Appreciation During the Period...............    1,342,297
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(4,734,227)
                                                              ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(4,974,647)
                                                              ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets

                                                          YEAR ENDED        YEAR ENDED
                                                        AUGUST 31, 2002   AUGUST 31, 2001
                                                        ---------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss....................................   $  (240,420)      $  (245,740)
Net Realized Loss......................................    (6,076,524)       (5,740,582)
Net Unrealized Appreciation/Depreciation During the
  Period...............................................     1,342,297        (2,693,389)
                                                          -----------       -----------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES....    (4,974,647)       (8,679,711)
                                                          -----------       -----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..............................     7,117,181        26,854,348
Cost of Shares Repurchased.............................    (7,208,922)       (9,119,846)
                                                          -----------       -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.....       (91,741)       17,734,502
                                                          -----------       -----------
TOTAL INCREASE/DECREASE IN NET ASSETS..................    (5,066,388)        9,054,791
NET ASSETS:
Beginning of the Period................................    21,743,826        12,689,035
                                                          -----------       -----------
End of the Period (Including accumulated net investment
  loss of $11,978 and $12,535, respectively)...........   $16,677,438       $21,743,826
                                                          ===========       ===========

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                       MARCH 28, 2000
                                                      YEAR ENDED        (COMMENCEMENT
                                                      AUGUST 31,        OF INVESTMENT
CLASS A SHARES                                    ------------------   OPERATIONS) TO
                                                   2002       2001     AUGUST 31, 2000
                                                  ------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD........  $  6.20    $  9.69       $10.00
                                                  -------    -------       ------
  Net Investment Loss...........................     (.04)      (.04)        (.01)
  Net Realized and Unrealized Loss..............    (1.29)     (3.45)        (.30)
                                                  -------    -------       ------
Total from Investment Operations................    (1.33)     (3.49)        (.31)
                                                  -------    -------       ------
NET ASSET VALUE, END OF THE PERIOD..............  $  4.87    $  6.20       $ 9.69
                                                  =======    =======       ======

Total Return* (a)...............................  -21.45%    -35.95%       -3.20%**
Net Assets at End of the Period (In millions)...  $   6.6    $   8.1       $  5.0
Ratio of Expenses to Average Net Assets*........    1.55%      1.55%        1.55%
Ratio of Net Investment Loss to Average Net
  Assets*.......................................    (.68%)     (.71%)       (.57%)
Portfolio Turnover..............................     126%        76%          23%**
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.........    2.13%      2.20%        4.80%
Ratio of Net Investment Loss to Average Net
  Assets........................................   (1.26%)    (1.36%)      (3.82%)

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                        MARCH 28, 2000
                                                      YEAR ENDED         (COMMENCEMENT
                                                      AUGUST 31,         OF INVESTMENT
CLASS B SHARES                                    ------------------    OPERATIONS) TO
                                                   2002       2001      AUGUST 31, 2000
                                                  -------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD........  $  6.18    $  9.74        $10.00
                                                  -------    -------        ------
  Net Investment Loss...........................     (.09)      (.08)         (.03)
  Net Realized and Unrealized Loss..............    (1.27)     (3.48)         (.23)
                                                  -------    -------        ------
Total from Investment Operations................    (1.36)     (3.56)         (.26)
                                                  -------    -------        ------
NET ASSET VALUE, END OF THE PERIOD..............  $  4.82    $  6.18        $ 9.74
                                                  =======    =======        ======

Total Return* (a)...............................  -22.01%    -36.55%        -2.60%**
Net Assets at End of the Period (In millions)...  $   5.8    $   8.1        $  4.5
Ratio of Expenses to Average Net Assets*........    2.30%      2.30%         2.30%
Ratio of Net Investment Loss to Average Net
  Assets*.......................................   (1.43%)    (1.46%)       (1.32%)
Portfolio Turnover..............................     126%        76%           23%**
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.........    2.88%      2.95%         5.55%
Ratio of Net Investment Loss to Average Net
  Assets........................................   (2.01%)    (2.11%)       (4.57%)

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                        MARCH 28, 2000
                                                      YEAR ENDED         (COMMENCEMENT
                                                      AUGUST 31,         OF INVESTMENT
CLASS C SHARES                                    ------------------    OPERATIONS) TO
                                                   2002       2001      AUGUST 31, 2000
                                                  -------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD........  $  6.17    $  9.73        $10.00
                                                  -------    -------        ------
  Net Investment Loss...........................     (.09)      (.08)         (.03)
  Net Realized and Unrealized Loss..............    (1.27)     (3.48)         (.24)
                                                  -------    -------        ------
Total from Investment Operations................    (1.36)     (3.56)         (.27)
                                                  -------    -------        ------
NET ASSET VALUE, END OF THE PERIOD..............  $  4.81    $  6.17        $ 9.73
                                                  =======    =======        ======

Total Return* (a)...............................  -22.04%    -36.52%        -2.80%**
Net Assets at End of the Period (In millions)...  $   4.2    $   5.5        $  3.1
Ratio of Expenses to Average Net Assets*........    2.30%      2.30%         2.30%
Ratio of Net Investment Loss to Average Net
  Assets*.......................................   (1.43%)    (1.46%)       (1.32%)
Portfolio Turnover..............................     126%        76%           23%**
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.........    2.88%      2.95%         5.54%
Ratio of Net Investment Loss to Average Net
  Assets........................................   (2.01%)    (2.11%)       (4.56%)

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

August 31, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Tax Managed Equity Growth Fund (the "Fund") is organized as a series of Van Kampen Equity Trust II (the "Trust"), a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide long-term capital appreciation on an after tax basis. The Fund's investment adviser seeks to achieve the investment objective by investing primarily in growth-oriented equity securities while attempting to minimize the impact of federal income taxes on shareholder returns. The Fund commenced investment operations on March 28, 2000 with three classes of shares, Class A, Class B, and Class C Shares.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book

NOTES TO
FINANCIAL STATEMENTS

August 31, 2002

entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At August 31, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $5,920,421, which will expire between August 31, 2008 and August 31, 2010.

    At August 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $19,657,092
                                                                -----------
Gross tax unrealized appreciation...........................        204,688
Gross tax unrealized depreciation...........................     (2,865,220)
                                                                -----------
Net tax unrealized depreciation on investments..............    $(2,660,532)
                                                                ===========

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gain/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified. A permanent difference related to a net operating loss totaling $240,977 has been reclassified from accumulated net investment loss to capital.

    Net realized gain and losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses resulting from wash sale

NOTES TO
FINANCIAL STATEMENTS

August 31, 2002

transactions and post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .80%
Next $500 million...........................................       .75%
Over $1 billion.............................................       .70%

    The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser"), to provide advisory services to the Fund and the Adviser with respect to the Fund's investments. The Adviser pays 50% of its investment advisory fee to the Subadviser.

    For the year ended August 31, 2002, the Adviser voluntarily waived $120,369 of its investment advisory fees. This waiver is voluntary and can be discontinued at the Adviser's discretion.

    For the year ended August 31, 2002, the Fund recognized expenses of approximately $700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. With respect to the Accounting Service agreement, the Adviser allocates the cost of such services to each fund with assets exceeding $25 million. For the year ended August 31, 2002, no cost was allocated to the Fund in regards to the Accounting Service agreement. For the year ended August 31, 2002, the Fund recognized expenses of approximately $17,500 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended August 31, 2002, the Fund recognized expenses of approximately $15,500, representing transfer agency fees paid to VKIS. Transfer agency fees are determined through

NOTES TO
FINANCIAL STATEMENTS

August 31, 2002

negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $10,801 are included in "Other" assets on the Statement of Assets and Liabilities at August 31, 2002. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended August 31, 2002, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $2,299.

3. CAPITAL TRANSACTIONS

At August 31, 2002, capital aggregated $11,478,792, $10,456,635 and $7,423,861 for Classes A, B, and C, respectively. For the year ended August 31, 2002, transactions were as follows:

                                                               SHARES         VALUE
Sales:
  Class A..................................................     529,683    $ 3,157,390
  Class B..................................................     386,759      2,254,255
  Class C..................................................     285,435      1,705,536
                                                             ----------    -----------
Total Sales................................................   1,201,877    $ 7,117,181
                                                             ==========    ===========
Repurchases:
  Class A..................................................    (481,592)   $(2,738,501)
  Class B..................................................    (487,148)    (2,712,609)
  Class C..................................................    (301,102)    (1,757,812)
                                                             ----------    -----------
Total Repurchases..........................................  (1,269,842)   $(7,208,922)
                                                             ==========    ===========

NOTES TO
FINANCIAL STATEMENTS

August 31, 2002

    At August 31, 2001, capital aggregated $11,155,616, $10,999,391 and
$7,536,999 for Classes A, B, and C, respectively. For the year ended August 31, 2001, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   1,348,557    $10,547,286
  Class B.................................................   1,272,838      9,714,628
  Class C.................................................     847,372      6,592,434
                                                            ----------    -----------
Total Sales...............................................   3,468,767    $26,854,348
                                                            ==========    ===========
Repurchases:
  Class A.................................................    (558,093)   $(4,148,288)
  Class B.................................................    (421,972)    (2,938,237)
  Class C.................................................    (280,026)    (2,033,321)
                                                            ----------    -----------
Total Repurchases.........................................  (1,260,091)   $(9,119,846)
                                                            ==========    ===========

    Class B Shares, including Class B Shares received from reinvestment of dividends through the dividend reinvestment plan, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the year ended August 31, 2002, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately

NOTES TO
FINANCIAL STATEMENTS

August 31, 2002

$7,300 and CDSC on the redeemed shares of approximately $53,000. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $25,560,383 and $26,483,965, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to Class A Shares, Class B Shares, and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended August 31, 2002, are payments retained by Van Kampen of approximately $95,500 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of $3,700.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Tax Managed Equity Growth Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Tax Managed Equity Growth Fund (the "Fund"), as of August 31, 2002, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period March 28, 2000 (commencement of operations) through August 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period March 28, 2000 (commencement of operations) through August 31, 2000 in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
October 7, 2002

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN TAX MANAGED EQUITY GROWTH FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

MORGAN STANLEY INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

TRANSFER AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
J. Miles Branagan (70)        Trustee      Trustee     Private investor.              55
1632 Morning Mountain Road                 since 2000  Trustee/Director of funds
Raleigh, NC 27614                                      in the Fund Complex.
                                                       Co-founder, and prior to
                                                       August 1996, Chairman,
                                                       Chief Executive Officer
                                                       and President, MDT
                                                       Corporation (now known as
                                                       Getinge/Castle, Inc., a
                                                       subsidiary of Getinge
                                                       Industrier AB), a company
                                                       which develops,
                                                       manufactures, markets and
                                                       services medical and
                                                       scientific equipment.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Jerry D. Choate (64)          Trustee      Trustee     Trustee/Director of funds      55       Director of Amgen Inc., a
53 Monarch Bay Drive                       since 2000  in the Fund Complex.                    biotechnological company,
Dana Point, CA 92629                                   Prior to January 1999,                  and Director of Valero
                                                       Chairman and Chief                      Energy Corporation, an
                                                       Executive Officer of the                independent refining
                                                       Allstate Corporation                    company.
                                                       ("Allstate") and Allstate
                                                       Insurance Company. Prior
                                                       to January 1995,
                                                       President and Chief
                                                       Executive Officer of
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.
Linda Hutton Heagy (54)       Trustee      Trustee     Regional Managing Partner      55
Sears Tower                                since 2000  of Heidrick & Struggles,
233 South Wacker Drive                                 an executive search firm.
Suite 7000                                             Trustee/ Director of
Chicago, IL 60606                                      funds in the Fund
                                                       Complex. Trustee on the
                                                       University of Chicago
                                                       Hospitals Board, Vice
                                                       Chair of the Board of the
                                                       YMCA of Metropolitan
                                                       Chicago and a member of
                                                       the Women's Board of the
                                                       University of Chicago.
                                                       Prior to 1997, Partner,
                                                       Ray & Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Formerly,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a
                                                       Dutch bank holding
                                                       company. Prior to 1992,
                                                       Executive Vice President
                                                       of La Salle National
                                                       Bank.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
R. Craig Kennedy (50)         Trustee      Trustee     Director and President,        55
1744 R Street, N.W.                        since 2000  German Marshall Fund of
Washington, D.C. 20009                                 the United States, an
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Formerly, advisor to the
                                                       Dennis Trading Group
                                                       Inc., a managed futures
                                                       and option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.
Jack E. Nelson (66)           Trustee      Trustee     President, Nelson              55
423 Country Club Drive                     since 2000  Investment Planning
Winter Park, FL 32789                                  Services, Inc., a
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President, Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the National
                                                       Association of Securities
                                                       Dealers, Inc. and
                                                       Securities Investors
                                                       Protection Corp. Trustee/
                                                       Director of funds in the
                                                       Fund Complex.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Suzanne H. Woolsey (60)       Trustee      Trustee     Chief Communications           55       Director of Neurogen
2101 Constitution Ave., N.W.               since 2000  Officer of the National                 Corporation, a
Room 285                                               Academy of                              pharmaceutical company,
Washington, D.C. 20418                                 Sciences/National                       since January 1998.
                                                       Research Council, an
                                                       independent, federally
                                                       chartered policy
                                                       institution, since 2001
                                                       and previously Chief
                                                       Operating Officer from
                                                       1993 to 2001.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Director of the Institute
                                                       for Defense Analyses, a
                                                       federally funded research
                                                       and development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Trustee of
                                                       Colorado College and Vice
                                                       Chair of the Board of the
                                                       Council for Excellence in
                                                       Government. Prior to
                                                       1993, Executive Director
                                                       of the Commission on
                                                       Behavioral and Social
                                                       Sciences and Education at
                                                       the National Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

INTERESTED TRUSTEES*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (49)       Trustee      Trustee     President and Chief            55
1221 Avenue of the Americas                since 2000  Operating Officer of
New York, NY 10020                                     Morgan Stanley Investment
                                                       Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc.
                                                       Chairman, Chief Executive
                                                       Officer and Director of
                                                       Morgan Stanley
                                                       Distributors Inc. since
                                                       June 1998. Chairman since
                                                       June 1998, and Director
                                                       since January 1998 of
                                                       Morgan Stanley Trust.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Previously Chief
                                                       Strategic Officer of
                                                       Morgan Stanley Investment
                                                       Advisors Inc. and Morgan
                                                       Stanley Services Company
                                                       Inc. and Executive Vice
                                                       President of Morgan
                                                       Stanley Distributors Inc.
                                                       April 1997-June 1998,
                                                       Vice President of the
                                                       Morgan Stanley Funds May
                                                       1997-April 1999, and
                                                       Executive Vice President
                                                       of Dean Witter, Discover
                                                       & Co. prior to May 1997.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Richard F. Powers, III* (56)  Trustee and  Trustee     Chairman, President,           92
1 Parkview Plaza              President    since 2000  Chief Executive Officer,
P.O. Box 5555                                          Director and Managing
Oakbrook Terrace, IL 60181                             Director of Van Kampen
                                                       Investments. Chairman,
                                                       Director and Chief
                                                       Executive Officer of the
                                                       Advisers, the Distributor
                                                       and Van Kampen Advisors
                                                       Inc. since 1998. Managing
                                                       Director of the Advisers,
                                                       the Distributor and Van
                                                       Kampen Advisors Inc.
                                                       since July 2001. Director
                                                       and Officer of certain
                                                       other subsidiaries of Van
                                                       Kampen Investments. Chief
                                                       Sales and Marketing
                                                       Officer of Morgan
                                                       Stanley. Asset
                                                       Management,
                                                       Trustee/Director and
                                                       President or Trustee,
                                                       President and Chairman of
                                                       the Board of funds in the
                                                       Fund Complex. Prior to
                                                       May 1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley and Director of
                                                       Dean Witter, Discover &
                                                       Co. and Dean Witter
                                                       Realty. Prior to 1996,
                                                       Director of Dean Witter
                                                       Reynolds Inc.
Wayne W. Whalen* (63)         Trustee      Trustee     Partner in the law firm        92
333 West Wacker Drive                      since 2000  of Skadden, Arps, Slate,
Chicago, IL 60606                                      Meagher & Flom
                                                       (Illinois), legal counsel
                                                       to funds in the Fund
                                                       Complex. Trustee/
                                                       Director/Managing General
                                                       Partner of funds in the
                                                       Fund Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (61)          Vice President           Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.                                    since 2000  Investments, and Managing Director and President of the
45th Floor                                                         Advisers and Van Kampen Advisors Inc. Executive Vice
Houston, TX 77056                                                  President and Chief Investment Officer of funds in the Fund
                                                                   Complex. Prior to December 2000, Executive Vice President
                                                                   and Chief Investment Officer of Van Kampen Investments, and
                                                                   President and Chief Operating Officer of the Advisers. Prior
                                                                   to April 2000, Executive Vice President and Chief Investment
                                                                   Officer for Equity Investments of the Advisers. Prior to
                                                                   October 1998, Vice President and Senior Portfolio Manager
                                                                   with AIM Capital Management, Inc. Prior to February 1998,
                                                                   Senior Vice President and Portfolio Manager of Van Kampen
                                                                   American Capital Asset Management, Inc., Van Kampen American
                                                                   Capital Investment Advisory Corp. and Van Kampen American
                                                                   Capital Management, Inc.
Joseph J. McAlinden (59)      Chief Investment         Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   Officer                  since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020                                                 Management Inc. and Morgan Stanley Investments LP and
                                                                   Director of Morgan Stanley Trust for over 5 years.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
A. Thomas Smith III (45)      Vice President and       Officer     Managing Director and Director of Van Kampen Investments,
1221 Avenue of                Secretary                since 2000  Director of the Advisers, Van Kampen Advisors Inc., the
the Americas                                                       Distributor, Investor Services and certain other
New York, NY 10020                                                 subsidiaries of Van Kampen Investments. Managing Director
                                                                   and General Counsel-Mutual Funds of Morgan Stanley
                                                                   Investment Advisors, Inc. Vice President or Principal Legal
                                                                   Officer and Secretary of funds in the Fund Complex. Prior to
                                                                   July 2001, Managing Director, General Counsel, Secretary and
                                                                   Director of Van Kampen Investments, the Advisers, the
                                                                   Distributor, Investor Services, and certain other
                                                                   subsidiaries of Van Kampen Investments. Prior to December
                                                                   2000, Executive Vice President, General Counsel, Secretary
                                                                   and Director of Van Kampen Investments, the Advisers, Van
                                                                   Kampen Advisors Inc., the Distributor, Investor Services and
                                                                   certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                                   Counsel to New York Life Insurance Company ("New York
                                                                   Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                                   Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                                   Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                                   1989, Staff Attorney at the Securities and Exchange
                                                                   Commission, Division of Investment Management, Office of
                                                                   Chief Counsel.
John R. Reynoldson (49)       Vice President           Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                       since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                         July 2001, Principal and Co-head of the Fixed Income
                                                                   Department of the Advisers and Van Kampen Advisors Inc.
                                                                   Prior to December 2000, Senior Vice President of the
                                                                   Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                                   managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                                   Reynoldson has been with Asset Management since April 1987.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
John L. Sullivan (47)         Vice President, Chief    Officer     Executive Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Financial Officer and    since 2000  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Treasurer                            Officer and Treasurer of funds in the Fund Complex. Head of
                                                                   Fund Accounting for Morgan Stanley Investment Management.
John H. Zimmermann, III (44)  Vice President           Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                            since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                                Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                              Prior to December 2000, President of Van Kampen Insurance
                                                                   Agency of Illinois Inc., and Senior Vice President and
                                                                   Director of Van Kampen Investments. From November 1992 to
                                                                   December 1997, Mr. Zimmermann was Senior Vice President of
                                                                   the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling (800) 847-2424.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
71, 171, 271                                                   Member NASD/SIPC.
TMEG ANR 10/02                                                  8081J02-AP-10/02

                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
          PERFORMANCE OF A $10,000 INVESTMENT       4
                            RETURN HIGHLIGHTS       5

                        PORTFOLIO AT A GLANCE
                             TOP TEN HOLDINGS       6
                           TOP FIVE COUNTRIES       6
             Q&A WITH YOUR PORTFOLIO MANAGERS       7
                            GLOSSARY OF TERMS      11

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      12
                         FINANCIAL STATEMENTS      16
                NOTES TO FINANCIAL STATEMENTS      22
               REPORT OF INDEPENDENT AUDITORS      30

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      31
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      32
              TRUSTEE AND OFFICER INFORMATION      33

You have a time-tested partner in Van Kampen.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
September 20, 2002

Dear Shareholder,

Due to events in the markets and the well-publicized controversies surrounding certain companies, the recent months have been challenging for many investors.

Against this backdrop, you may be re-evaluating your investments. In this regard, your financial advisor is a particularly valuable resource. Your advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon.

You also have a time-tested partner in Van Kampen. With roots extending to 1927, our legacy spans other market downturns and periods of uncertainty. While the causes of turbulence have changed, our generations of experience have taught us the enduring value of patience, discipline and long-term focus.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
THE STRENGTH OF THE ECONOMY'S APPARENT, YET FRAGILE, RECOVERY GARNERED CONSIDERABLE ATTENTION THROUGHOUT THE REPORTING PERIOD. WEAK SECOND-QUARTER GROWTH, FOLLOWED BY ANECDOTAL EVIDENCE OF A MID-SUMMER ECONOMIC PERFORMANCE THAT WAS BELOW EXPECTATIONS, LEFT MANY WONDERING WHETHER THE THIRD QUARTER WOULD RECORD ANY POSITIVE PROGRESS. AS SUCH, AUGUST'S POSITIVE DEVELOPMENTS--IMPROVED CORPORATE PROFITS, STRONG RETAIL SALES, AND MODEST EMPLOYMENT GAINS--HELPED DOWNPLAY SUCH CONCERNS.

CONSUMER SPENDING REMAINED UNEXPECTEDLY STRONG THROUGHOUT THE REPORTING PERIOD, BOLSTERED BY 0-PERCENT FINANCING DEALS OFFERED BY AUTO MANUFACTURERS AND HISTORICALLY LOW MORTGAGE RATES THAT SPARKED ANOTHER SURGE IN HOME MORTGAGE REFINANCING. IN CONTRAST, BUSINESS SPENDING REMAINED AT SUBDUED, ALBEIT GRADUALLY GROWING LEVELS. BUT THE ONGOING CONCERN OF WAR WITH IRAQ AND SLOW JOB GROWTH COMBINED TO DRAG CONSUMER CONFIDENCE BACK TO LEVELS WITNESSED IN THE FOURTH QUARTER OF 2001.

AGAINST THIS BACKDROP, THE FED TOOK A WAIT-AND-SEE APPROACH AND LEFT ITS INTEREST RATE TARGET FOR FEDERAL FUNDS AT 1.75 PERCENT. HOWEVER, DURING ITS REGULARLY SCHEDULED AUGUST 12 MEETING, THE FED SHIFTED ITS BIAS FROM ECONOMIC NEUTRALITY TO CONCERN OVER POTENTIAL ECONOMIC WEAKNESS. THIS POLICY SHIFT ONLY REINFORCED INVESTORS' CONCERNS ABOUT SLOW GROWTH.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(June 30, 2000--June 30, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Jun 00                                                                            4.80%
Sep 00                                                                            0.60%
Dec 00                                                                            1.10%
Mar 01                                                                           -0.60%
Jun 01                                                                           -1.60%
Sep 01                                                                           -0.30%
Dec 01                                                                            2.70%
Mar 02                                                                            5.00%
Jun 02                                                                            1.30%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(August 31, 2000--August 31, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Aug 00                                                                      6.50                               3.40
                                                                            6.50                               3.50
                                                                            6.50                               3.40
Nov 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            5.50                               3.70
Feb 01                                                                      5.50                               3.50
                                                                            5.00                               2.90
                                                                            4.50                               3.30
May 01                                                                      4.00                               3.60
                                                                            3.75                               3.20
                                                                            3.75                               2.70
Aug 01                                                                      3.50                               2.70
                                                                            3.00                               2.60
                                                                            2.50                               2.10
Nov 01                                                                      2.00                               1.90
                                                                            1.75                               1.60
                                                                            1.75                               1.10
Feb 02                                                                      1.75                               1.10
                                                                            1.75                               1.50
                                                                            1.75                               1.60
May 02                                                                      1.75                               1.20
                                                                            1.75                               1.10
                                                                            1.75                               1.50
Aug 02                                                                      1.75                               1.80

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT

(September 26, 2001--August 31, 2002)

 [INVESTMENT PERFORMANCE GRAPH]

                                                                                                      MORGAN STANLEY CAPITAL
                                                                                                 INTERNATIONAL (MSCI) ALL COUNTRY
                                                                                                  WORLD FREE INDEX EX. USA IS AN
                                                                                                    UNMANAGED INDEX, GENERALLY
                                                                                                  REPRESENTATIVE OF WORLD STOCK
                                                                                                  MARKETS, EXCLUDING THE UNITED
                                                                INTERNATIONAL ADVANTAGE FUND                 STATES.*
                                                                ----------------------------     --------------------------------
9/26/01                                                                   9425.07                            10000.00
                                                                          9632.42                            10266.00
                                                                          9868.04                            10551.00
                                                                         10282.80                            11024.00
12/01                                                                    10356.60                            11162.00
                                                                          9899.60                            10677.00
                                                                          9996.85                            10740.00
3/02                                                                     10531.70                            11287.00
                                                                         10570.60                            11330.00
                                                                         10706.70                            11408.00
6/02                                                                     10308.00                            10893.00
                                                                          9228.60                             9821.00
8/02                                                                      9179.98                             9797.00

This chart compares your fund's performance to that of the MSCI All Country World Free Index ex USA over time.

This index is an unmanaged broad-based, statistical composite and its performance does not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for Class A shares) and combined Rule 12b-1 fees and service fees of up to 0.25 percent. The performance above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's adviser has waived or reimbursed fees and expenses from time to time, absent such waivers/reimbursements the fund's performance would have been lower. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
* Bloomberg

RETURN HIGHLIGHTS

(as of August 31, 2002)

                                       A SHARES        B SHARES   C SHARES
------------------------------------------------------------------------------
Since inception total return based
on NAV(1)                                -2.60%          -3.37%     -3.37%
------------------------------------------------------------------------------
Since inception total return(2)          -8.20%          -8.06%     -4.31%
------------------------------------------------------------------------------
Commencement date                      09/26/01        09/26/01   09/26/01
------------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares, and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/ reimbursements, the Fund's returns would have been lower.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. The returns above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the Fund's returns would have been lower.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

               PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS*

(as a percentage of long-term investments--August 31, 2002)


1.   VODAFONE                    2.4%
     Operates wireless communications
     networks in the United Kingdom and
     the United States.

2.   GLAXOSMITHKLINE             2.4%
     Develops and markets pharmaceuticals
     and consumer products worldwide.

3.   AMVESCAP                    2.1%
     Offers investment products and
     services to customers under the AIM
     and INVESCO brand names.

4.   HSBC HOLDINGS               1.7%
     Provides financial services to
     individuals and institutions,
     including investment banking and
     investment management.

5.   DAIWA SECURITIES            1.7%
     Engages in Japanese domestic and
     international securities-related
     businesses including brokerage,
     investment banking, asset management
     and research/ systems development.

6.   ENI                         1.7%
     Owns and operates subsidiaries in the
     oil, natural gas, electricity
     generation and petrochemicals
     industries as well as oilfield
     services and engineering.

7.   WAL-MART DE MEXICO          1.6%
     Operates discount department stores
     and warehouse membership clubs in
     Mexico.

8.   SASOL LTD.                  1.6%
     Operates diversified fuel, chemical
     and related manufacturing and
     marketing interests.

9.   BP                          1.5%
     Explores for and produces oil and
     natural gas, and manufactures
     petrochemicals.

10.  UBS                         1.5%
     Provides banking, asset management,
     corporate finance and other
     investment services in Europe and
     North America.

TOP FIVE COUNTRIES*

(as a percentage of long-term investments--August 31, 2002)

[BAR GRAPH]

                                                                          August 31, 2002
                                                                          ---------------
United Kingdom                                                                    28.9%
Japan                                                                            19.80%
France                                                                            7.40%
Germany                                                                           6.50%
Switzerland                                                                       6.00%

* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned. Morgan Stanley and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN INTERNATIONAL ADVANTAGE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED AUGUST 31, 2002. THE FUND IS MANAGED BY THE ADVISER'S GLOBAL CORE TEAM. CURRENT MEMBERS(1) INCLUDE KATE CORNISH-BOWDEN, EXECUTIVE DIRECTOR, MICHAEL D. A. ALLISON, SENIOR ASSOCIATE AND CHARTERED FINANCIAL ANALYST, MARK LASKIN, SENIOR ASSOCIATE AND CHARTERED FINANCIAL ANALYST, AND JAYMEEN PATEL, SENIOR ASSOCIATE. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change without notice at any time.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST 12 MONTHS?

A   The fund was launched shortly after
the terrorist attacks of September 11, 2001, and the global financial markets have been extremely volatile during the reporting period. The index of Leading Economic Indicators began to demonstrate a positive trend at the end of 2001, but fears of a double-dip recession and corporate-governance scandals in the United States prevented a recovery in the international markets. These fears culminated in a widespread sell-off of equity markets in July, with the fund's benchmark index, the MSCI All Country World Free Index ex USA, falling by nearly 10 percent in July alone.

Q   HOW DID THE FUND PERFORM
    DURING THE REPORTING PERIOD?

A   The fund returned -2.60 percent
for the period since inception (September 26, 2001) through August 31, 2002. By comparison, the fund's benchmark index, the MSCI All Country World Free Index ex USA returned -2.03 percent for the same period. Performance information for the fund reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding the maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund's returns would have been lower. Past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.
    The Morgan Stanley Capital International (MSCI) All Country World Free Index ex USA is an unmanaged index, generally representative of world stock markets, excluding the United States. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 5 for additional portfolio performance results.

Q   WHAT STRATEGIES DID YOU USE
    TO MANAGE THE PORTFOLIO?

A   Since the beginning of 2002, we
overweighted the stocks and sectors that we believed would most benefit from an economic recovery. Compelling valuations and positive macroeconomic data led us to slightly tilt the portfolio toward companies that we felt would have greater leverage in improving economic conditions. We therefore reduced the fund's exposure to defensive sectors, which had outperformed during the economic downturn, and increased exposure to more-cyclical sectors, which had suffered a period of underperformance.

Q   WHICH FACTORS HELPED
    PERFORMANCE DURING THIS PERIOD?

A   Stock selection in the
semiconductor and telecommunication sectors contributed positively to performance. We believe there is a long-term trend of manufacturing in those sectors moving to Asia. We believe the beneficiaries of this trend will be the firms who gain these manufacturing contracts as well as those who service them. Such companies include Samsung, Rohm and Taiwan Semiconductor. Samsung, in particular, has managed to capture market share while trading at a relatively low valuation.

    Our holdings in the media sector illustrate that what a fund doesn't own can be as important as what it does. While the index suffered from its position in Vivendi Universal, our portfolio benefited from its absence. We have long had concerns about the stock's fundamentals. On the other hand, we overweighted Reed Elsevier, which is involved primarily with educational materials and trade publications, and benefited from the company's strong performance.

    We are also pleased with the performance of Yukos, a Russian oil producer. We like the company's corporate-governance stance; for example, it adheres to the Generally Accepted Accounting Principles (GAAP) followed in the United States. We also found that the stock was trading at attractive valuations.
    Keep in mind there is no guarantee that these securities will perform well or be held by the fund in the future.

Q   WHICH HOLDINGS FELL SHORT OF
    YOUR EXPECTATIONS?

A   We were disappointed by the
diversified-financials group, particularly those companies with capital-markets exposure. We had overweighted Credit Suisse and Amvescap, in anticipation of a market rally that has so far failed to materialize. We believe that when the market eventually rises, such companies are likely to benefit and we therefore continue to hold them.

    Stock selection in the software industry also detracted from performance. The entire sector has suffered from the weakened market and decline in information-technology spending. SAP, though it gained market share, fell victim to its overly high valuation. Logica saw its market share shrink, even within a shrinking market.

Q   WHAT IS YOUR OUTLOOK FOR
    THE COMING MONTHS?

A   We believe many sectors have
reached valuations that are below the crisis levels of last September. Maximum pessimism toward the equity market has led to extraordinary investment opportunities. Real value has emerged in some sectors. The patent-expiration issues and the threat of generic competition in the pharmaceutical industry have taken valuations down to levels last seen in 1993 when the Clinton Administration was threatening to overhaul the U.S. drug-payment system. Many technology companies are now trading at a fraction of their peak valuations and telecom-services multiples are attributing no value at all to the next generation of mobile telephony. We believe that the defensive sectors-- including tobacco and beverage stocks--which have enjoyed significant relative outperformance, are now fully valued. Some cyclical sectors, including mining and chemicals stocks, are still expensive and are already discounting an economic recovery. We believe the international equity market looks attractive relative to its long-term average.

    Low inflation and interest rates globally should help companies that have made productivity gains to maintain their momentum. Conflicting economic data has lowered the risk of an increase in short-term interest rates but increased the possibility of global deflation. Our fundamental analysis leads us to believe that most companies are enjoying modest but sustainable growth in cash earnings. We believe a double-dip recession scenario is unlikely but certain stocks and sectors, particularly those dependent on U.S. consumer confidence holding steady, are at an increased risk of underperformance should the key indicators weaken.

    Against this backdrop, we issue a word of caution. It is highly unlikely that Europe will entirely escape the accounting scandals that have dogged the United States over the past few months. During the technology bubble, many European companies were under the same sort of pressure to deliver unrealistically high earnings growth as their United States counterparts were. Companies that grew rapidly via a series of acquisitions are particularly susceptible. We believe that a conservative approach to goodwill amortization, a realistic valuation of marketable assets and a healthy emphasis on real operating cash flow rather than reported earnings are more important than ever.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B and Class C shares, each with varying fees and sales charges.

CURRENCY HEDGING: A technique used to offset the risks associated with the changing value of currency.

CYCLICAL INDUSTRIES: Industries where earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples of cyclical industries include housing, automobiles and paper. Noncyclical industries are typically less sensitive to changes in the economy. These include, among others, the utility, grocery, and pharmaceutical industries.

DEFENSIVE INVESTMENT STRATEGY: A method of portfolio allocation and management aimed at minimizing the risk of losing principal. Defensive investors place a high percentage of their liquid assets in bonds, cash equivalents and stocks that are less volatile than average.

EARNINGS ESTIMATE: A forecast for a company's net income during a given period. An earnings estimate can come from the company's management as well as from independent analysts.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

RECESSION: A period, loosely defined as two consecutive quarters, of zero or negative economic growth, often accompanied by high unemployment.

VALUATION: The estimated or determined worth of securities such as stocks, bonds or other investments. Such an estimation or determination is based on various financial measures, including the security's current price relative to earnings, revenue, book value and cash flow.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

August 31, 2002
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                          MARKET
DESCRIPTION                                                   SHARES      VALUE
COMMON STOCKS  99.5%
AUSTRALIA  2.2%
National Australia Bank, Ltd. ..............................   1,492    $   28,416
Westpac Banking Corp., Ltd. ................................   4,919        40,880
                                                                        ----------
                                                                            69,296
                                                                        ----------
BELGIUM  0.7%
Interbrew...................................................     779        20,789
                                                                        ----------
BRAZIL  1.2%
Cia Vale do Rio Doce--ADR (a)...............................     811        20,762
Petroleo Brasileiro, SA--ADR................................   1,079        17,210
                                                                        ----------
                                                                            37,972
                                                                        ----------
FINLAND  1.8%
Nokia (Ab) Oyj (a)..........................................   2,276        30,402
Stora Enso Oyj Ser R........................................   2,490        27,498
                                                                        ----------
                                                                            57,900
                                                                        ----------
FRANCE  7.4%
Aventis, SA.................................................     518        30,507
BNP Paribas, SA.............................................     806        37,595
Companie de Saint-Gobain....................................     608        18,187
Group Danone (a)............................................     227        28,319
Lafarge, SA.................................................     289        26,742
Schneider Electric, SA......................................     934        42,961
TotalFinaElf, Class B, SA...................................     324        46,203
                                                                        ----------
                                                                           230,514
                                                                        ----------
GERMANY  6.5%
BASF, AG....................................................     735        30,305
Infineon Technologies, AG...................................   1,200        13,852
Muenchener Rueckversicherungs-Gesellschaft, AG..............     172        31,324
SAP, AG (a).................................................     326        25,105
Schering, AG................................................     491        27,164
Siemens, AG.................................................     810        38,179
Volkswagen, AG (a)..........................................     823        37,452
                                                                        ----------
                                                                           203,381
                                                                        ----------
GREECE  0.5%
Hellenic Telecommunicatons Organization, SA.................   1,186        16,819
                                                                        ----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2002

                                                                          MARKET
DESCRIPTION                                                   SHARES      VALUE
HONG KONG  3.0%
China Mobile Communications Corp. (a).......................   8,000    $   22,154
CLP Holdings, Ltd. .........................................   8,000        32,206
Hong Kong Land Holdings, Ltd. ..............................  29,000        40,310
                                                                        ----------
                                                                            94,670
                                                                        ----------
ISRAEL  0.7%
Teva Pharmaceutical Industries, Ltd.--ADR...................     353        23,404
                                                                        ----------

ITALY  3.4%
ENI S.p.A. (a)..............................................   3,422        51,819
Telecom Italia S.p.A. (a)...................................   4,500        20,919
UniCredito Italiano S.p.A...................................   8,683        32,871
                                                                        ----------
                                                                           105,609
                                                                        ----------
JAPAN  19.7%
Canon, Inc. ................................................   1,000        34,194
Central Japan Railway Co. ..................................       7        45,100
Dai Nippon Printing Co., Ltd. ..............................   2,000        22,959
Daiwa Securities............................................  10,000        51,880
Fuji Television Network, Inc. ..............................       4        19,236
Fujitsu, Ltd. ..............................................   3,000        16,170
Furukawa Electric Co., Ltd. ................................   8,000        22,773
Kao Corp. ..................................................   1,000        22,866
Matsushita Electric Works Information System Co., Ltd. .....   3,000        36,055
Mitsubishi Estate Co., Ltd. ................................   6,000        44,418
Mitsui Sumitomo Insurance Co., Ltd. ........................   4,000        19,910
Nippon Steel Corp. .........................................   8,000        11,252
NTT DoCoMo, Inc. ...........................................      17        36,080
Sony Corp. .................................................     800        34,834
Sumitomo Trust and Banking Co., Ltd. .......................   8,000        34,497
Takeda Chemical Industries, Ltd. ...........................   1,000        42,195
Tokyo Electric Power Co., Inc. .............................   1,400        28,829
Tokyo Gas Co., Ltd. ........................................  11,000        31,313
Toyota Motor Corp. .........................................   1,600        39,550
Yamanouchi Pharmaceutical Co., Ltd. ........................   1,000        23,456
                                                                        ----------
                                                                           617,567
                                                                        ----------
MEXICO  2.4%
Cemex, SA de C.V. ..........................................   5,215        24,826
Wal-Mart de Mexico SA de C.V. ..............................  18,173        49,194
                                                                        ----------
                                                                            74,020
                                                                        ----------
NETHERLANDS  5.4%
ASML Holding, NV (a)........................................   1,470        15,037
DSM, NV (a).................................................     435        18,976
ING Groep, NV (a)...........................................   1,323        28,883
Koninklijke KPN, NV (a).....................................   6,700        36,732

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2002

                                                                          MARKET
DESCRIPTION                                                   SHARES      VALUE
NETHERLANDS (CONTINUED)
Koninklijke Philips Electronics, NV.........................   1,080    $   21,608
Royal Dutch Petroleum Co. (a)...............................   1,044        47,099
                                                                        ----------
                                                                           168,335
                                                                        ----------
NORWAY  0.9%
Statoil, ASA................................................   3,460        29,388
                                                                        ----------

PORTUGAL  0.6%
Portugal Telecom, SGPS, SA (a)..............................   2,686        17,360
                                                                        ----------

REPUBLIC OF KOREA  2.7%
Kookmin Bank................................................     910        42,729
Samsung Electronics Co., Ltd., 144A-Private Placement--GDR
  (b).......................................................     296        40,848
                                                                        ----------
                                                                            83,577
                                                                        ----------
RUSSIA  1.1%
MMC Norilsk Nickel--ADR (a).................................     630        11,970
YUKOS Corp.--ADR............................................     176        23,056
                                                                        ----------
                                                                            35,026
                                                                        ----------
SINGAPORE  1.5%
Singapore Telecommunications................................  38,000        31,923
United Overseas Bank, Ltd. .................................   2,000        15,087
                                                                        ----------
                                                                            47,010
                                                                        ----------
SOUTH AFRICA  1.9%
Sappi, Ltd. (a).............................................     989        11,922
Sasol, Ltd. ................................................   4,455        49,051
                                                                        ----------
                                                                            60,973
                                                                        ----------
SWEDEN  0.4%
Nordea, AB..................................................   2,355        11,052
                                                                        ----------

SWITZERLAND  6.0%
Credit Suisse Group.........................................   1,218        28,327
Logitech International, SA (a)..............................     830        27,213
Nestle, SA..................................................     105        22,531
Novartis, AG................................................   1,094        44,399
UBS, AG (a).................................................   1,004        47,303
Zurich Financial Services Group, AG.........................     171        16,922
                                                                        ----------
                                                                           186,695
                                                                        ----------
TAIWAN-REPUBLIC OF CHINA  0.8%
Taiwan Semiconductor Manufacturing Co., Ltd.--ADR (a).......   2,910        23,775
                                                                        ----------

UNITED KINGDOM  28.7%
Amvescap Plc--ADR...........................................   9,690        65,467
Anglo American Plc..........................................   2,201        28,135
AstraZeneca Plc--ADR........................................     800        22,561

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2002

                                                                          MARKET
DESCRIPTION                                                   SHARES      VALUE
UNITED KINGDOM (CONTINUED)
Aviva Plc...................................................   3,560    $   27,496
BAE SYSTEMS Plc (a).........................................   7,264        34,404
BHP Billiton Plc............................................   5,685        26,838
BP Plc--ADR.................................................   6,220        48,185
British Airways Plc.........................................  12,487        29,378
British Sky Broadcast Plc (a)...............................   2,844        26,852
BT Group Plc................................................   8,789        27,207
Cadbury Schweppes Plc.......................................   3,260        23,602
GKN Plc.....................................................   6,920        29,455
GlaxoSmithKline Plc.........................................   3,894        73,290
HSBC Holdings Plc (a).......................................   4,670        53,164
Lattice Group Plc (a).......................................  14,651        39,003
Marks & Spencer Group Plc...................................   4,776        25,320
Next Plc....................................................   1,640        21,399
Reed International Plc (a)..................................   4,980        44,475
Rentokil Initial Plc (a)....................................   8,840        32,599
Royal Bank of Scotland Group Plc............................   1,300        31,047
SABMiller Plc...............................................   5,274        37,224
Tesco Plc...................................................   9,550        31,263
Vodafone Group Plc..........................................  46,962        75,232
Wolseley Plc................................................   2,774        25,292
WPP Group Plc...............................................   2,650        19,524
                                                                        ----------
                                                                           898,412
                                                                        ----------

TOTAL INVESTMENTS  99.5%
  (Cost $3,253,438)..................................................    3,113,544
FOREIGN CURRENCY  0.0%
  (Cost $562)........................................................          561
OTHER ASSETS IN EXCESS OF LIABILITIES  0.5%..........................       15,032
                                                                        ----------

NET ASSETS  100.0%...................................................   $3,129,137
                                                                        ==========

(a) Non-income producing security as this stock currently does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

ADR--American Depositary Receipt
GDR--Global Depositary Receipt

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
August 31, 2002

ASSETS:
Total Investments (Cost $3,253,438).........................  $3,113,544
Foreign Currency (Cost $562)................................         561
Cash........................................................      40,767
Receivables:
  Expense Reimbursement from Adviser........................      18,394
  Fund Shares Sold..........................................      12,416
  Dividends.................................................       7,596
Forward Foreign Currency Contracts..........................       3,860
Other.......................................................      15,901
                                                              ----------
    Total Assets............................................   3,213,039
                                                              ----------
LIABILITIES:
Accrued Expenses............................................      64,363
Distributor and Affiliates Payables.........................      12,276
Trustees' Deferred Compensation and Retirement Plans........       7,263
                                                              ----------
    Total Liabilities.......................................      83,902
                                                              ----------
NET ASSETS..................................................  $3,129,137
                                                              ==========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $3,175,465
Accumulated Undistributed Net Investment Income.............     123,628
Accumulated Net Realized Loss...............................     (33,992)
Net Unrealized Depreciation.................................    (135,964)
                                                              ----------
NET ASSETS..................................................  $3,129,137
                                                              ==========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,576,839 and 167,129 shares of
    beneficial interest issued and outstanding).............  $     9.43
    Maximum sales charge (5.75%* of offering price).........         .58
                                                              ----------
    Maximum offering price to public........................  $    10.01
                                                              ==========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $906,944 and 96,693 shares of beneficial
    interest issued and outstanding)........................  $     9.38
                                                              ==========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $645,354 and 68,802 shares of beneficial
    interest issued and outstanding)........................  $     9.38
                                                              ==========

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Period September 26, 2001 (Commencement of Investment Operations) to August 31, 2002

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $4,698)......  $  46,512
Interest....................................................        879
                                                              ---------
    Total Income............................................     47,391
                                                              ---------
EXPENSES:
Shareholder Reports.........................................     36,447
Audit.......................................................     25,630
Registration and Filing Fees................................     21,265
Investment Advisory Fee.....................................     20,630
Shareholder Services........................................     19,109
Accounting..................................................     18,302
Trustees' Fees and Related Expenses.........................     11,370
Legal.......................................................     11,002
Custody.....................................................     10,387
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $288, $143 and $0, respectively)............        431
Other.......................................................    197,776
                                                              ---------
    Total Expenses..........................................    372,349
    Expense Reduction ($20,630 Investment Advisory Fee and
      $301,002 Other).......................................    321,632
    Less Credits Earned on Cash Balances....................        627
                                                              ---------
    Net Expenses............................................     50,090
                                                              ---------
NET INVESTMENT LOSS.........................................  $  (2,699)
                                                              =========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ (31,005)
  Forward Foreign Currency Contracts........................     (2,225)
  Foreign Currency Transactions.............................       (982)
                                                              ---------
Net Realized Loss...........................................    (34,212)
                                                              ---------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................        -0-
                                                              ---------
  End of the Period:
    Investments.............................................   (139,894)
    Forward Foreign Currency Contracts......................      3,860
    Foreign Currency Translation............................         70
                                                              ---------
                                                               (135,964)
                                                              ---------
Net Unrealized Depreciation During the Period...............   (135,964)
                                                              ---------
NET REALIZED AND UNREALIZED LOSS............................  $(170,176)
                                                              =========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(172,875)
                                                              =========

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Period September 26, 2001 (Commencement of Investment Operations) to August 31, 2002

FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss.........................................  $    (2,699)
Net Realized Loss...........................................      (34,212)
Net Unrealized Depreciation During the Period...............     (135,964)
                                                              -----------
Change in Net Assets from Operations........................     (172,875)
                                                              -----------

Distributions from Net Investment Income:
  Class A Shares............................................      (25,778)
  Class B Shares............................................      (18,404)
  Class C Shares............................................      (17,849)
                                                              -----------
                                                                  (62,031)
                                                              -----------
Distributions from Net Realized Gain:
  Class A Shares............................................       (1,201)
  Class B Shares............................................         (907)
  Class C Shares............................................         (879)
                                                              -----------
                                                                   (2,987)
                                                              -----------
Total Distributions.........................................      (65,018)
                                                              -----------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........     (237,893)
                                                              -----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................    2,657,366
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................       65,018
Cost of Shares Repurchased..................................   (1,355,354)
                                                              -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........    1,367,030
                                                              -----------
TOTAL INCREASE IN NET ASSETS................................    1,129,137
NET ASSETS:
Beginning of the Period.....................................    2,000,000
                                                              -----------
End of the Period (Including accumulated undistributed net
  investment income of $123,628)............................  $ 3,129,137
                                                              ===========

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                SEPTEMBER 26, 2001
                                                                  (COMMENCEMENT
CLASS A SHARES                                                    OF INVESTMENT
                                                                  OPERATIONS) TO
                                                                 AUGUST 31, 2002
                                                                ------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................         $ 10.00
                                                                     -------
  Net Investment Income (b).................................             .03
  Net Realized and Unrealized Loss..........................            (.28)
                                                                     -------
Total from Investment Operations............................            (.25)
                                                                     -------
Less:
  Distributions from Net Investment Income..................             .31
  Distributions from Net Realized Gain......................             .01
                                                                     -------
Total Distributions.........................................             .32
                                                                     -------
NET ASSET VALUE, END OF THE PERIOD..........................         $  9.43
                                                                     =======

Total Return (a)*...........................................          -2.60%**
Net Assets at End of the Period (In millions)...............         $   1.6
Ratio of Expenses to Average Net Assets* (c)................           1.78%
Ratio of Net Investment Income to Average Net Assets*.......            .33%
Portfolio Turnover..........................................             62%**
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c).................          15.81%
Ratio of Net Investment Loss to Average Net Assets..........         (13.70%)

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. This return includes combined Rule 12b-1 fees and service fees of up to .25% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Based on average shares outstanding.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .03% for the period ended August 31, 2002.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                SEPTEMBER 26, 2001
                                                                  (COMMENCEMENT
CLASS B SHARES                                                    OF INVESTMENT
                                                                  OPERATIONS) TO
                                                                 AUGUST 31, 2002
                                                                ------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................         $ 10.00
                                                                     -------
  Net Investment Loss (b)...................................            (.04)
  Net Realized and Unrealized Loss..........................            (.27)
                                                                     -------
Total from Investment Operations............................            (.31)
                                                                     -------
Less:
  Distributions from Net Investment Income..................             .30
  Distributions from Net Realized Gain......................             .01
                                                                     -------
Total Distributions.........................................             .31
                                                                     -------
NET ASSET VALUE, END OF THE PERIOD..........................         $  9.38
                                                                     =======

Total Return (a)*...........................................          -3.37%**
Net Assets at End of the Period (In millions)...............         $    .9
Ratio of Expenses to Average Net Assets* (c)................           2.53%
Ratio of Net Investment Loss to Average Net Assets*.........           (.45%)
Portfolio Turnover..........................................             62%**
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c).................          16.56%
Ratio of Net Investment Loss to Average Net Assets..........         (14.48%)

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5% charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. The return includes combined Rule 12b-1 fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Based on average shares outstanding.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .03% for the period ended August 31, 2002.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                SEPTEMBER 26, 2001
                                                                  (COMMENCEMENT
CLASS C SHARES                                                    OF INVESTMENT
                                                                  OPERATIONS) TO
                                                                 AUGUST 31, 2002
                                                                ------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................         $ 10.00
                                                                     -------
  Net Investment Loss (b)...................................            (.04)
  Net Realized and Unrealized Loss..........................            (.27)
                                                                     -------
Total from Investment Operations............................            (.31)
                                                                     -------
Less:
  Distributions from Net Investment Income..................             .30
  Distributions from Net Realized Gain......................             .01
                                                                     -------
Total Distributions.........................................             .31
                                                                     -------
NET ASSET VALUE, END OF THE PERIOD..........................         $  9.38
                                                                     =======

Total Return (a)*...........................................          -3.37%**
Net Assets at End of the Period (In millions)...............         $    .6
Ratio of Expenses to Average Net Assets* (c)................           2.53%
Ratio of Net Investment Loss to Average Net Assets*.........           (.44%)
Portfolio Turnover..........................................             62%**
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c).................          16.56%
Ratio of Net Investment Loss to Average Net Assets..........         (14.47%)

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1% charged on certain redemptions made within one year of purchase. If the sale charge was included, total returns would be lower. This return includes combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Based on average shares outstanding.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .03% for the period ended August 31, 2002.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

August 31, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen International Advantage Fund (the "Fund") is organized as a series of the Van Kampen Equity Trust II, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek long-term capital appreciation through investments in a diversified portfolio of equity securities of foreign issuers. The Fund commenced investment operations on September 26, 2001, with three classes of common shares: Class A, Class B, and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sale price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Also, if events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by Van Kampen Asset Management Inc. (the "Adviser") in accordance with procedures established by the Fund's Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Forward foreign currency contracts are valued using quoted foreign exchange rates.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies

NOTES TO
FINANCIAL STATEMENTS

August 31, 2002

advised by the Adviser or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At August 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $3,270,099
                                                                ==========
Gross tax unrealized appreciation...........................    $  143,486
Gross tax unrealized depreciation...........................      (300,041)
                                                                ----------
Net tax unrealized depreciation on investments..............    $ (156,555)
                                                                ==========

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and from net realized gains. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during 2002 was as follows:

Distribution paid from:
  Ordinary income...........................................    $65,018

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent book and tax differences relating to currency losses totaling $3,207 were reclassified from accumulated net

NOTES TO
FINANCIAL STATEMENTS

August 31, 2002

realized loss to accumulated undistributed net investment income. Additionally, a permanent book and tax difference relating to expenses which are not deductible for tax purposes totaling $191,565 were reclassified to capital from accumulated undistributed net investment income.

    As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $132,073

    Net realized gains or losses may differ for financial and tax reporting purposes as a result of the deferral of losses relating to wash sales transactions, post October 31 losses which are not realized for tax purposes until the first day of the following fiscal year and gains recognized on foreign currency transactions.

F. FOREIGN CURRENCY TRANSLATION The market values of foreign securities, forward currency exchange contracts and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on quoted exchange rates as of noon Eastern Standard Time. The cost of securities is determined using historical exchange rates. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency transactions on the statement of operations includes the net realized amount from the sale of foreign currency and the amount realized between trade date and settlement date on securities transactions. Income and expenses are translated at rates prevailing when accrued.

G. EXPENSE REDUCTIONS During the period ended August 31, 2002, the Fund's custody fee was reduced by $627 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND

OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .90%
Next $500 million...........................................       .85%
Over $1 billion.............................................       .80%

NOTES TO
FINANCIAL STATEMENTS

August 31, 2002

    For the period ended August 31, 2002, the Adviser voluntarily waived $20,630 of its investment advisory fee and $301,002 of other expenses. This waiver is voluntary and can be discontinued at the Adviser's discretion.

    For the period ended August 31, 2002, the Fund recognized expenses of approximately $100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. With respect to the Accounting Service agreement, the Adviser allocates the cost of such services to each fund with assets exceeding $25 million. For the period ended August 31, 2002, no cost was allocated to the Fund in regards to the Accounting Service agreement. For the period ended August 31, 2002, the Fund recognized expenses of approximately $10,900 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended August 31, 2002, the Fund recognized expenses of approximately $15,600 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $2,700 are included in "Other" assets on the Statement of Assets and Liabilities at August 31, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

August 31, 2002

    At August 31, 2002, Morgan Stanley Investment Management Inc., an affiliate of the Adviser, owned 82,542 shares of Class A, 61,809 shares of Class B, and 61,809 shares of Class C.

    For the period ended August 31, 2002, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $374.

3. CAPITAL TRANSACTIONS

At August 31, 2002, capital aggregated $1,587,341, $921,178 and $666,946 for
Classes A, B, and C, respectively. For the period ended August 31, 2002, transactions were as follows:

                                                               SHARES        VALUE
Sales:
  Class A...................................................   190,157    $ 1,965,370
  Class B...................................................    37,965        391,886
  Class C...................................................    27,720        300,110
                                                              --------    -----------
Total Sales.................................................   255,842    $ 2,657,366
                                                              ========    ===========
Dividend Reinvestment:
  Class A...................................................     2,604    $    26,980
  Class B...................................................     1,866         19,310
  Class C...................................................     1,810         18,728
                                                              --------    -----------
Total Dividend Reinvestment.................................     6,280    $    65,018
                                                              ========    ===========
Repurchases:
  Class A...................................................  (105,632)   $(1,124,609)
  Class B...................................................    (3,138)       (33,535)
  Class C...................................................   (20,728)      (197,210)
                                                              --------    -----------
Total Repurchases...........................................  (129,498)   $(1,355,354)
                                                              ========    ===========

    Class B shares, including any dividend reinvestment plan Class B Shares received there on, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased.

    Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed

NOTES TO
FINANCIAL STATEMENTS

August 31, 2002

on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the period ended August 31, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $1,200 and CDSC on redeemed shares of approximately $3,100. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period ended August 31, 2002, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $4,780,761 and $1,493,120, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, foreign currency exposure, or generate potential gain. All of the Fund's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a forward commitment. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the forward commitment.

    Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. Selling securities on a forward commitment involves

NOTES TO
FINANCIAL STATEMENTS

August 31, 2002

different risks and can result in losses more significant than those arising from the purchase of such securities. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD FOREIGN CURRENCY CONTRACTS A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on forward foreign currency contracts. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    The following forward foreign currency contracts were outstanding as of August 31, 2002:

                                                                          UNREALIZED
                                                             CURRENT     APPRECIATION/
                                                              VALUE      DEPRECIATION
LONG CONTRACTS
Australian Dollar,
  65,000 expiring 09/04/02.................................  $ 35,713       $  437
  54,440 expiring 10/02/02.................................    29,842         (158)
Canadian Dollar,
  200,000 expiring 09/04/02................................   128,317        2,047
  193,040 expiring 10/02/02................................   123,745         (126)
Euro Currency,
  7,200 expiring 09/04/02..................................     7,060          (28)
  61,019 expiring 10/02/02.................................    59,764         (236)
Japanese Yen,
  4,400,000 expiring 09/04/02..............................    37,066          261
Pound Sterling,
  80,000 expiring 09/04/02.................................   123,789         (211)
Swedish Krona,
  300,000 expiring 09/04/02................................    31,914          440
  280,935 expiring 10/02/02................................    29,830         (170)
Swiss Franc,
  33,000 expiring 09/04/02.................................    21,995         (292)
  44,735 expiring 10/02/02.................................    29,841         (159)
                                                                         -------------
                                                                             1,805
                                                                         -------------

NOTES TO
FINANCIAL STATEMENTS

August 31, 2002

                                                                          UNREALIZED
                                                             CURRENT     APPRECIATION/
                                                              VALUE      DEPRECIATION
SHORT CONTRACTS
Australian Dollar,
  65,000 expiring 09/04/02.................................  $ 35,713       $  193
Canadian Dollar,
  200,000 expiring 09/04/02................................   128,317           53
Euro Currency,
  7,200 expiring 09/04/02..................................     7,060          (13)
Japanese Yen,
  4,400,000 expiring 09/04/02..............................    37,066          139
Pound Sterling,
  80,000 expiring 09/04/02.................................   123,789        1,102
  80,000 expiring 10/02/02.................................   123,591          279
Swedish Krona,
  300,000 expiring 09/04/02................................    31,914          186
Swiss Franc,
  33,000 expiring 09/04/02.................................    21,995          116
                                                                            ------
                                                                             2,055
                                                                            ------
                                                                            $3,860
                                                                            ======

B. CLOSED BUT UNSETTLED FORWARD COMMITMENTS In certain situations, the Fund has entered into offsetting transactions for outstanding forward commitments prior to settlement of the obligation. In doing so, the Fund realizes a gain or loss on the transactions at the time the forward commitment is closed. Risk may result due to the potential inability of counterparties to meet the terms of their contracts. At August 31, 2002, there were no closed but unsettled forward commitments outstanding.

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen International Advantage Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen International Advantage Fund (the "Fund") as of August 31, 2002, and the related statement of operations, changes in net assets and the financial highlights for the period from September 26, 2001 (commencement of investment operations) through August 31, 2002. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of August 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at August 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the period from September 26, 2001 (commencement of operations) through August 31, 2002 in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
October 7, 2002

                                                VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1173
Boston, Massachusetts 02110


LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended August 31, 2002. For corporate shareholders, 4% of the distributions qualify for the dividend received deductions. In January, the Fund provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
J. Miles Branagan (70)        Trustee      Trustee     Private investor.              55
1632 Morning Mountain Road                 since 2001  Trustee/Director of funds
Raleigh, NC 27614                                      in the Fund Complex.
                                                       Co-founder, and prior to
                                                       August 1996, Chairman,
                                                       Chief Executive Officer
                                                       and President, MDT
                                                       Corporation (now known as
                                                       Getinge/Castle, Inc., a
                                                       subsidiary of Getinge
                                                       Industrier AB), a company
                                                       which develops,
                                                       manufactures, markets and
                                                       services medical and
                                                       scientific equipment.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Jerry D. Choate (64)          Trustee      Trustee     Trustee/Director of funds      55       Director of Amgen Inc., a
53 Monarch Bay Drive                       since 2001  in the Fund Complex.                    biotechnological company,
Dana Point, CA 92629                                   Prior to January 1999,                  and Director of Valero
                                                       Chairman and Chief                      Energy Corporation, an
                                                       Executive Officer of the                independent refining
                                                       Allstate Corporation                    company.
                                                       ("Allstate") and Allstate
                                                       Insurance Company. Prior
                                                       to January 1995,
                                                       President and Chief
                                                       Executive Officer of
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.
Linda Hutton Heagy (54)       Trustee      Trustee     Regional Managing Partner      55
Sears Tower                                since 2001  of Heidrick & Struggles,
233 South Wacker Drive                                 an executive search firm.
Suite 7000                                             Trustee/ Director of
Chicago, IL 60606                                      funds in the Fund
                                                       Complex. Trustee on the
                                                       University of Chicago
                                                       Hospitals Board, Vice
                                                       Chair of the Board of the
                                                       YMCA of Metropolitan
                                                       Chicago and a member of
                                                       the Women's Board of the
                                                       University of Chicago.
                                                       Prior to 1997, Partner,
                                                       Ray & Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Formerly,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a
                                                       Dutch bank holding
                                                       company. Prior to 1992,
                                                       Executive Vice President
                                                       of La Salle National
                                                       Bank.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
R. Craig Kennedy (50)         Trustee      Trustee     Director and President,        55
1744 R Street, N.W.                        since 2001  German Marshall Fund of
Washington, D.C. 20009                                 the United States, an
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Formerly, advisor to the
                                                       Dennis Trading Group
                                                       Inc., a managed futures
                                                       and option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.
Jack E. Nelson (66)           Trustee      Trustee     President, Nelson              55
423 Country Club Drive                     since 2001  Investment Planning
Winter Park, FL 32789                                  Services, Inc., a
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President, Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the National
                                                       Association of Securities
                                                       Dealers, Inc. and
                                                       Securities Investors
                                                       Protection Corp. Trustee/
                                                       Director of funds in the
                                                       Fund Complex.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Suzanne H. Woolsey (60)       Trustee      Trustee     Chief Communications           55       Director of Neurogen
2101 Constitution Ave., N.W.               since 2001  Officer of the National                 Corporation, a
Room 285                                               Academy of                              pharmaceutical company,
Washington, D.C. 20418                                 Sciences/National                       since January 1998.
                                                       Research Council, an
                                                       independent, federally
                                                       chartered policy
                                                       institution, since 2001
                                                       and previously Chief
                                                       Operating Officer from
                                                       1993 to 2001.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Director of the Institute
                                                       for Defense Analyses, a
                                                       federally funded research
                                                       and development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Trustee of
                                                       Colorado College and Vice
                                                       Chair of the Board of the
                                                       Council for Excellence in
                                                       Government. Prior to
                                                       1993, Executive Director
                                                       of the Commission on
                                                       Behavioral and Social
                                                       Sciences and Education at
                                                       the National Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

INTERESTED TRUSTEES*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (49)       Trustee      Trustee     President and Chief            55
1221 Avenue of the Americas                since 2001  Operating Officer of
New York, NY 10020                                     Morgan Stanley Investment
                                                       Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc.
                                                       Chairman, Chief Executive
                                                       Officer and Director of
                                                       Morgan Stanley
                                                       Distributors Inc. since
                                                       June 1998. Chairman since
                                                       June 1998, and Director
                                                       since January 1998 of
                                                       Morgan Stanley Trust.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Previously Chief
                                                       Strategic Officer of
                                                       Morgan Stanley Investment
                                                       Advisors Inc. and Morgan
                                                       Stanley Services Company
                                                       Inc. and Executive Vice
                                                       President of Morgan
                                                       Stanley Distributors Inc.
                                                       April 1997-June 1998,
                                                       Vice President of the
                                                       Morgan Stanley Funds May
                                                       1997-April 1999, and
                                                       Executive Vice President
                                                       of Dean Witter, Discover
                                                       & Co. prior to May 1997.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Richard F. Powers, III* (56)  Trustee and  Trustee     Chairman, President,           92
1 Parkview Plaza              President    since 2001  Chief Executive Officer,
P.O. Box 5555                                          Director and Managing
Oakbrook Terrace, IL 60181                             Director of Van Kampen
                                                       Investments. Chairman,
                                                       Director and Chief
                                                       Executive Officer of the
                                                       Advisers, the Distributor
                                                       and Van Kampen Advisors
                                                       Inc. since 1998. Managing
                                                       Director of the Advisers,
                                                       the Distributor and Van
                                                       Kampen Advisors Inc.
                                                       since July 2001. Director
                                                       and Officer of certain
                                                       other subsidiaries of Van
                                                       Kampen Investments. Chief
                                                       Sales and Marketing
                                                       Officer of Morgan
                                                       Stanley. Asset
                                                       Management,
                                                       Trustee/Director and
                                                       President or Trustee,
                                                       President and Chairman of
                                                       the Board of funds in the
                                                       Fund Complex. Prior to
                                                       May 1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley and Director of
                                                       Dean Witter, Discover &
                                                       Co. and Dean Witter
                                                       Realty. Prior to 1996,
                                                       Director of Dean Witter
                                                       Reynolds Inc.
Wayne W. Whalen* (63)         Trustee      Trustee     Partner in the law firm        92
333 West Wacker Drive                      since 2001  of Skadden, Arps, Slate,
Chicago, IL 60606                                      Meagher & Flom
                                                       (Illinois), legal counsel
                                                       to funds in the Fund
                                                       Complex. Trustee/
                                                       Director/Managing General
                                                       Partner of funds in the
                                                       Fund Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (61)          Vice President           Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.                                    since 2001  Investments, and Managing Director and President of the
45th Floor                                                         Advisers and Van Kampen Advisors Inc. Executive Vice
Houston, TX 77056                                                  President and Chief Investment Officer of funds in the Fund
                                                                   Complex. Prior to December 2000, Executive Vice President
                                                                   and Chief Investment Officer of Van Kampen Investments, and
                                                                   President and Chief Operating Officer of the Advisers. Prior
                                                                   to April 2000, Executive Vice President and Chief Investment
                                                                   Officer for Equity Investments of the Advisers. Prior to
                                                                   October 1998, Vice President and Senior Portfolio Manager
                                                                   with AIM Capital Management, Inc. Prior to February 1998,
                                                                   Senior Vice President and Portfolio Manager of Van Kampen
                                                                   American Capital Asset Management, Inc., Van Kampen American
                                                                   Capital Investment Advisory Corp. and Van Kampen American
                                                                   Capital Management, Inc.
Joseph J. McAlinden (59)      Chief Investment         Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   Officer                  since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020                                                 Management Inc. and Morgan Stanley Investments LP and
                                                                   Director of Morgan Stanley Trust for over 5 years.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
A. Thomas Smith III (45)      Vice President and       Officer     Managing Director and Director of Van Kampen Investments,
1221 Avenue of                Secretary                since 2001  Director of the Advisers, Van Kampen Advisors Inc., the
the Americas                                                       Distributor, Investor Services and certain other
New York, NY 10020                                                 subsidiaries of Van Kampen Investments. Managing Director
                                                                   and General Counsel-Mutual Funds of Morgan Stanley
                                                                   Investment Advisors, Inc. Vice President or Principal Legal
                                                                   Officer and Secretary of funds in the Fund Complex. Prior to
                                                                   July 2001, Managing Director, General Counsel, Secretary and
                                                                   Director of Van Kampen Investments, the Advisers, the
                                                                   Distributor, Investor Services, and certain other
                                                                   subsidiaries of Van Kampen Investments. Prior to December
                                                                   2000, Executive Vice President, General Counsel, Secretary
                                                                   and Director of Van Kampen Investments, the Advisers, Van
                                                                   Kampen Advisors Inc., the Distributor, Investor Services and
                                                                   certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                                   Counsel to New York Life Insurance Company ("New York
                                                                   Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                                   Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                                   Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                                   1989, Staff Attorney at the Securities and Exchange
                                                                   Commission, Division of Investment Management, Office of
                                                                   Chief Counsel.
John R. Reynoldson (49)       Vice President           Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                       since 2001  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                         July 2001, Principal and Co-head of the Fixed Income
                                                                   Department of the Advisers and Van Kampen Advisors Inc.
                                                                   Prior to December 2000, Senior Vice President of the
                                                                   Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                                   managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                                   Reynoldson has been with Asset Management since April 1987.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
John L. Sullivan (47)         Vice President, Chief    Officer     Executive Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Financial Officer and    since 2001  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Treasurer                            Officer and Treasurer of funds in the Fund Complex. Head of
                                                                   Fund Accounting for Morgan Stanley Investment Management.
John H. Zimmermann, III (44)  Vice President           Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                            since 2001  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                                Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                              Prior to December 2000, President of Van Kampen Insurance
                                                                   Agency of Illinois Inc., and Senior Vice President and
                                                                   Director of Van Kampen Investments. From November 1992 to
                                                                   December 1997, Mr. Zimmermann was Senior Vice President of
                                                                   the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling (800) 847-2424.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
185, 285, 385                                                  Member NASD/SIPC.
IA ANR 10/02                                                    8084J02-AP-10/02